Exhibit 99.2

Quarterly Financial Supplement
For the nine months ended
September 30, 2007
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2006.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
TABLE OF CONTENTS

Section			_Tab

Earnings Release & Financial Statements			1.0

Financial Summary			2.0
	•	Financial Highlights	2.1
	•	Market Capitalization and Financial Ratios	2.2
	•	Market Capitalization Summary	2.3
	•	Significant Accounting Policies	2.4
	•	Other Real Estate Information	2.5
	•	Reconciliation of Non-GAAP Financial Measures	2.6

Joint Venture Financial Summary			3.0
	•	Joint Venture Investment Summary	3.1
	•	Joint Venture Combining Financial Statements	3.2

Investment Summary			4.0
	•	Capital Transactions	4.1
	•	Acquisitions	4.2
	•	Dispositions	4.3
	•	Development Projects	4.4
	•	Development Delivery and Funding Schedule	4.5
	•	Expansion and Redevelopment Projects	4.6

Portfolio Summary			5.0

Debt Summary			6.0
	•	Consolidated Debt	6.1
	•	Joint Venture Debt	6.2
	•	Consolidated and Joint Venture Debt Payment and Maturities
			6.3

Investor Contact Information			7.0
Property List available online at www.ddr.com under Investor Relations

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein Chairman and Chief Executive Officer 216-755-5500	Michelle M. Dawson Vice President of Investor Relations 216-755-5455
DEVELOPERS DIVERSIFIED REALTY REPORTS AN INCREASE OF 14.7%
IN DILUTED FFO PER SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
CLEVELAND, OHIO, October 25, 2007 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant community centers, today reported operating results for the third quarter ended September 30, 2007.
•	Funds From Operations (“FFO”) per diluted share increased 14.7% to $2.97 and net income per diluted share increased 16.1% to $1.59 for the nine months ended September 30, 2007, as compared to the prior year. Excluding transactional activity relating to merchant building and land sale gains and joint venture promoted income aggregating $73.3 million and $57.6 million in 2007 and 2006, respectively, diluted FFO per share increased approximately 14.5% in 2007 as compared to 2006.

•	FFO per diluted share decreased 3.6% to $0.80 and net income per diluted share decreased 42.2% to $0.26 for the three month period ended September 30, 2007, as compared to the prior year. Excluding transactional activity relating to merchant building gains, land sale gains and joint venture promoted income aggregating $4.2 million and $16.8 million in 2007 and 2006, respectively, diluted FFO per share increased approximately 12.8% in 2007 as compared to 2006.

•	Executed leases during the third quarter totaled approximately 2.5 million square feet, including 179 new leases and 299 renewals.

•	On a cash basis, base rental rates increased 41.8% on new leases, 7.4% on renewals and 11.3% overall.

•	Core portfolio leased percentage at September 30, 2007 was 95.9%.

•	Same store net operating income (“NOI”) for the nine-month period increased 2.3% over the prior-year comparable period.
Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “We are pleased to announce this quarter’s financial results, which reflect the consistent growth of our core portfolio and the implementation of our investment strategy. Our leasing team completed a record quarter in terms of volume and rental spreads on new leases, and our development team continued to identify and execute on attractive investment opportunities. Furthermore, we have proactively taken steps to improve the quality of our portfolio through disposition, development and acquisition and allocate our capital to where we expect the best returns. These actions have had the complementary effect of strengthening our balance sheet and enhancing our liquidity position.”

Financial Results:
For the three months ended September 30, 2007, FFO, a widely accepted measure of a Real Estate Investment Trust (“REIT”) performance, on a per share basis was $0.80 (diluted and basic) as compared to $0.83 (diluted and basic) for the same period in the previous year. FFO available to common shareholders was $99.5 million, as compared to $91.7 million for the three months ended September 30, 2007 and 2006, respectively, an increase of 8.5%. Net income available to common shareholders was $32.7 million or $0.26 per share (diluted) and $0.27 per share (basic) for the three months ended September 30, 2007, as compared to $49.0 million, or $0.45 per share (diluted and basic) for the prior-year comparable period. The decrease in net income and FFO for the three months ended September 30, 2007, is primarily related to a reduction of $12.6 million, or $0.11 per share in 2006, in transactional income relating to merchant building and land sale gains, including gains and promoted income from joint ventures, offset by increases in same store net operating income and operating results from the merger with Inland Retail Real Estate Trust, Inc. (“IRRETI”).
For the nine months ended September 30, 2007, FFO, on a per share basis was $2.97 (diluted) and $2.98 (basic) as compared to $2.59 (diluted) and $2.61 (basic) for the same period in the previous year, an increase of 14.7% on a diluted basis. FFO available to common shareholders was $365.0 million, as compared to $287.7 million for the nine months ended September 30, 2007 and 2006, respectively, an increase of 26.9%. Net income available to common shareholders was $192.9 million or $1.59 per share (diluted) and $1.60 per share (basic) for the nine months ended September 30, 2007, as compared to $149.9 million, or $1.37 per share (diluted and basic) for the prior-year comparable period. The increase in net income for the nine months ended September 30, 2007, is primarily related to the merger with IRRETI, the release of certain valuation reserves and an increase in the gain on sale of assets including those recognized through the Company’s merchant building program and promoted income earned from certain joint ventures. These increases were partially offset by a non-cash charge relating to the redemption of preferred shares, certain integration related costs and a charge relating to the departure of the Company’s former President.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
The following results from the third quarter ended September 30, 2007, highlight continued strong leasing activity throughout the portfolio:
•	Executed 179 new leases aggregating 941,434 square feet and 299 renewals aggregating 1,574,283 square feet.

•	On a cash basis, rental rates on new leases increased 41.8% and rental rates on renewals increased 7.4%. Overall, rental rates for new leases and renewals increased 11.3%.

•	Total portfolio average annualized base rent per occupied square foot as of September 30, 2007 was $12.58, as compared to $11.68 at September 30, 2006.

•	Core portfolio leased rate was 95.9% as of September 30, 2007 as compared to 96.1% at September 30, 2006.
The Company and its joint ventures (at 100%) estimate total annual recurring leasing capital expenditures to be approximately $24 million ($0.21 psf of owned GLA) in 2007.
Strategic Real Estate Transactions:
Macquarie DDR Trust
In August and September 2007, the Company sold three shopping center properties, aggregating 0.5 million square feet to the Company’s joint venture with Macquarie DDR Trust (ASX: MDT) (“MDT”), an Australian Listed Property Trust sponsored by Macquarie Bank Limited (ASX:MBL), an international investment bank and leading advisor and manager of specialized real estate funds in Australia. The aggregate purchase price for the properties was $49.8 million. The assets were recently acquired by the Company as part of its acquisition of IRRETI and these assets offer redevelopment potential during the next several years. As these assets were recently acquired, the Company did not record a gain on the transaction.
The Company retained a 14.5% ownership interest in the properties, remains responsible for day-to-day operations of the properties and receives ongoing fees for property management, leasing and construction management, and base asset management fees. The Company will also receive a promoted interest above a 10.0% leveraged IRR. The promoted interest will be calculated based on the implied value of the assets at stabilization.
Dispositions:
The Company sold eight shopping center properties in the third quarter of 2007, as part of its portfolio sale in which 52 properties were sold at the end of the second quarter, aggregating 0.9 million square feet for approximately $86.6 million. In the third quarter, the Company recognized a nominal non-FFO gain which was offset by certain additional transaction costs associated with the initial sale at the end of the second quarter. These dispositions represent the remaining assets sold in connection with the transaction announced in the second quarter of 2007.
Common Share Repurchase Program:
During the second quarter of 2007, the Company’s Board of Directors authorized a common share repurchase program. Under the terms of the program, the Company may purchase up to a maximum value of $500 million of its common shares during the next two years. Through October 25, 2007, the Company repurchased 2.2 million of its common shares in open market transactions at an aggregate cost of approximately $105.8 million at a weighted-average price per share of $48.42.

Development (Wholly-Owned and Consolidated Joint Ventures):
The Company currently has the following shopping center projects under construction:
Wholly-Owned and Consolidated Joint Venture Developments
Currently in Progress

			Targeted
		Expected	Substantial
	Total	Gross Cost	Completion
Property	GLA	($Millions)	Date	Description
Ukiah (Mendocino), California	669,406	$113.5	2009	Community Center
Homestead, Florida	398,759	95.2	2008	Community Center
Miami, Florida	644,999	155.7	2006-2009	Mixed Use
Tampa (Brandon), Florida	370,700	70.7	2009	Community Center
Tampa (Wesley Chapel), Florida	95,408	17.4	2008	Community Center
Atlanta (Douglasville), Georgia	124,200	22.4	2008	Community Center
Boise (Nampa), Idaho	829,975	147.0	2007-2008	Community Center
Chicago (McHenry), Illinois	454,378	74.3	2007	Community Center
Boston, Massachusetts (Seabrook, New Hampshire)	461,825	74.5	2009	Community Center
Elmira (Horseheads), New York	668,619	77.1	2007-2008	Community Center
Raleigh (Apex), North Carolina (Promenade)	87,780	20.2	2008	Community Center
Raleigh (Apex), North Carolina Beaver Creek Crossing, (Phase II)	283,217	52.3	2009	Community Center
San Antonio (Stone Oak), Texas	665,229	93.4	2007	Hybrid Center

Total	5,754,495	$1,013.7

The Company anticipates commencing construction in 2007 on the following additional shopping centers:
Wholly-Owned and Consolidated Joint Venture Developments
to Commence Construction in 2007

			Targeted
		Expected	Substantial
	Total	Gross Cost	Completion
Property	GLA	($Millions)	Date	Description
Guilford, Connecticut	147,619	$43.4	2008	Community Center
Atlanta (Union City), Georgia	200,000	47.5	2008	Community Center
Chicago (Grayslake), Illinois	689,799	144.2	2009	Community Center
Gulfport, Mississippi	703,379	91.2	2009	Hybrid Center
Isabela, Puerto Rico	290,085	57.1	2009	Community Center
Austin (Kyle), Texas	778,415	97.2	2009	Community Center
San Antonio (Shertz), Texas	506,639	50.7	2009	Community Center
Toronto (Richmond Hill), Canada	710,000	190.7	2011	Mixed Use

Total	4,025,936	$722.0

At September 30, 2007, $623.1 million of costs were incurred in relation to the Company’s thirteen development projects under construction and the eight that will commence construction in 2007.
In addition to these developments, the Company has identified several additional development opportunities reflecting an aggregate estimated cost of over $1 billion. While there are no assurances any of these projects will move forward, they provide a source of potential development projects over the next several years. As of September 30, 2007, the projected unleveraged GAAP return, on the Company’s aggregate development and redevelopment pipeline is approximately 10%.

Development (Unconsolidated Joint Ventures):
The Company’s joint ventures have the following shopping center projects under construction. At September 30, 2007, $184.8 million of costs had been incurred in relation to these development projects.
Unconsolidated Joint Venture Developments
Currently in Progress

		DDR's
		Effective		Expected	Targeted
	Joint Venture	Ownership	Total	Gross Cost	Substantial
Property	Partner	Percentage	GLA	($Millions)	Completion Date	Description
Kansas City (Merriam), Kansas	Coventry II	20.0%	280,516	$71.0	2008	Community Center
Detroit (Bloomfield Hills), Michigan	Coventry II	10.0%	882,197	335.6	2008-2009	Lifestyle Center
Dallas (Allen), Texas	Coventry II	10.0%	831,413	207.5	2008	Lifestyle Center
Manaus, Brazil	Sonae Sierra	47.2%	477,630	95.7	2009	Enclosed Mall

			2,471,756	$709.8

The Company’s joint venture with Sonae Sierra anticipates commencing construction on a 350,000 square foot enclosed mall in Uberlandia, Brazil, with an estimated gross cost of approximately $70 million.
Redevelopments and Expansions (Wholly-Owned and Consolidated Joint Ventures):
The Company is currently expanding/redeveloping the following shopping centers at a projected aggregate gross cost of approximately $117.4 million. At September 30, 2007, approximately $53.8 million of costs had been incurred in relation to these projects.
Summary of Significant Wholly-Owned and Consolidated Joint Venture
Redevelopments and Expansions Currently in Progress

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior anchors
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Olean, New York	Wal-Mart expansion and tenant relocation
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Akron (Stow), Ohio	Redevelop former K-Mart space and develop new outparcels
Dayton (Huber Heights), Ohio	Construct 45,000 sf junior anchor

The Company anticipates commencing construction on the following redevelopment and expansion projects in the next year:
Summary of Significant Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions to
Commence Construction in 2007

Property	Description
Hatillo, Puerto Rico	Construct 21,000 sf of junior anchor space
San Juan (Bayamon), Puerto Rico (Plaza Del Sol)	Construct 144,000 sf of junior anchor space and retail shops
Dallas (McKinney), Texas	Construct 87,757 sf of retail shops and outparcels
Redevelopments and Expansions (Unconsolidated Joint Ventures):
The Company’s joint ventures are currently expanding/redeveloping the following shopping centers at a projected gross cost of $577.1 million, which includes the initial acquisition costs for the Coventry II redevelopment projects. At September 30, 2007, approximately $459.2 million of costs had been incurred in relation to these projects.
Summary of Significant Unconsolidated Joint Venture Redevelopment and
Expansion Projects Currently in Progress

		DDR's
		Effective
	Joint Venture	Ownership
Property	Partner	Percentage	Description
Phoenix, Arizona	Coventry II	20.0%	Large-scale redevelopment of enclosed mall to open-air format
Buena Park, California	Coventry II	20.0%	Large-scale redevelopment of enclosed mall to open-air format
Los Angeles (Lancaster), California	Prudential Real Estate Investors	21.0%	Relocate Wal-Mart and redevelop former Wal-Mart space
Chicago (Deer Park), Illinois	Prudential Real Estate Investors	25.75%	Retenant former retail shop space with junior anchor and construct 13,500 sf multi-tenant outparcel building
Benton Harbor, Michigan	Coventry II	20.0%	Construct 89,000 sf of anchor space and retail shops
Kansas City, Missouri	Coventry II	20.0%	Relocate retail shops and retenant former retail shop space
Cincinnati, Ohio	Coventry II/Thor Equities	18.0%	Redevelop former JC Penney space

The Company’s joint ventures anticipate commencing expansion/redevelopment projects at the following shopping centers:
Summary of Significant Joint Venture Redevelopment and Expansion Projects
to Commence Construction in 2007

		DDR’s
		Effective
	Joint Venture	Ownership
Property	Partner	Percentage	Description
Seattle (Kirkland), Washington	Coventry II	20.00%	Large-scale redevelopment of shopping center

Sao Paulo (Sao Bernado de	Sonae Sierra	47.20%	Expansion and renovation of the existing
Campo), Brazil			mall to accommodate theater tenant and
			redesign of the food court
Developers Diversified currently owns and manages over 740 retail operating and development properties in 45 states, plus Puerto Rico, Brazil, Russia and Canada, totaling over 160 million square feet. Developers Diversified Realty is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2006.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Revenues:
Minimum rents (A)	$158,868	$134,937	$484,317	$397,542
Percentage and overage rents (A)	1,988	1,583	5,564	5,246
Recoveries from tenants	52,139	43,543	153,873	125,138
Ancillary and other property income	5,129	4,753	14,096	13,471
Management, development and other fee income	13,827	8,366	34,906	21,320
Other (B)	2,110	1,018	13,564	9,226

	234,061	194,200	706,320	571,943

Expenses:
Operating and maintenance	33,270	26,529	95,460	77,941
Real estate taxes	26,772	23,551	82,944	66,446
General and administrative (C)	19,626	14,974	60,304	45,805
Depreciation and amortization	56,565	46,172	163,196	135,194

	136,233	111,226	401,904	325,386

Other income (expense):
Interest income	1,569	1,587	7,751	7,543
Interest expense	(62,524)	(52,244)	(196,975)	(155,312)
Other (expense) income (D)	(225)	(203)	(675)	464

	(61,180)	(50,860)	(189,899)	(147,305)

Income before equity in net income of joint ventures, minority equity interests, income tax benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate	36,648	32,114	114,517	99,252
Equity in net income of joint ventures (E)	6,003	12,868	33,887	22,956
Minority equity interests (F)	(1,974)	(2,283)	(15,689)	(6,504)
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes (G)	(484)	330	15,287	2,690

Income from continuing operations	40,193	43,029	148,002	118,394
(Loss) income from discontinued operations (H)	(601)	5,821	21,541	11,757

Income before gain on disposition of real estate	39,592	48,850	169,543	130,151
Gain on disposition of real estate, net of tax	3,691	13,962	63,713	61,124

Net income	$43,283	$62,812	$233,256	$191,275

Net income, applicable to common shareholders	$32,716	$49,020	$192,889	$149,898

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$32,176	$49,020	$192,889	$149,898
Depreciation and amortization of real estate investments	54,235	47,235	160,819	138,072
Equity in net income of joint ventures (E)	(6,003)	(12,868)	(33,887)	(22,956)
Joint ventures’ FFO (E)	17,602	13,682	62,475	32,963
Minority equity interests (OP Units) (F)	569	534	1,706	1,601
Loss (gain) on disposition of depreciable real estate, net of tax	430	(5,870)	(19,013)	(11,869)

FFO available to common shareholders	99,549	91,733	364,989	287,709
Preferred dividends	10,567	13,792	40,367	41,377

FFO	$110,116	$105,525	$405,356	$329,086

Per share data:
Earnings per common share
Basic	$0.27	$0.45	$1.60	$1.37

Diluted	$0.26	$0.45	$1.59	$1.37

Dividends Declared	$0.66	$0.59	$1.98	$1.77

Funds From Operations — Basic (I)	$0.80	$0.83	$2.98	$2.61

Funds From Operations — Diluted (I)	$0.80	$0.83	$2.97	$2.59

Basic — average shares outstanding (I)	123,329	109,120	120,910	109,124

Diluted — average shares outstanding (I)	123,727	109,670	121,594	109,714

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the nine-month period ended September 30, 2007, as compared to 2006, aggregated $89.7 million consisting of $6.0 million related to leasing of core portfolio properties (an increase of 1.7% from 2006), $86.1 million from the acquisition of assets and the merger with IRRETI, $4.8 million related to developments and redevelopments and $1.1 million from an increase in occupancy at the business centers. These amounts were offset by a decrease of $8.3 million due to the disposition of properties in 2006 and 2007. Included in the rental revenues for the nine-month periods ended September 30, 2007 and 2006, is approximately $9.4 million and $12.1 million, respectively, of revenue resulting from the recognition of straight-line rents.
(B)	Other income for the three and nine month periods ended September 30, 2007 and 2006 was comprised of the following (in millions):

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Acquisition fees	$0.1	$—	$6.4	$—
Lease termination fees	1.4	0.9	4.9	7.2
Financings fees	0.1	—	1.5	0.4
Other miscellaneous	0.5	0.1	0.8	1.6

	$2.1	$1.0	$13.6	$9.2

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the nine-month periods ended September 30, 2007 and 2006, general and administrative expenses were approximately 4.6% and 5.0%, respectively, of total revenues, including joint venture revenues, respectively. For the nine months ended September 30, 2007, the Company recorded a charge of approximately $4.1 million to general and administrative expense in connection with the former President’s departure from the Company. Excluding this charge, general and administrative expenses were 4.3% of total revenues for the nine months ended September 30, 2007. In addition, the Company incurred certain one time integration costs in connection with the IRRETI acquisition that have aggregated approximately $2.4 million for the nine-month period ended September 30, 2007.
(D)	Other income/expense primarily relates to abandoned acquisition and development project costs. In 2006, the Company received proceeds of approximately $1.3 million from a litigation settlement.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(E) The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Revenues from operations (a)	$230,935	$104,287	$577,877	$306,994

Operating expense	81,594	35,074	195,232	101,249
Depreciation and amortization of real estate investments	55,568	19,553	135,207	59,082
Interest expense	80,884	35,885	192,974	93,787

	218,046	90,513	523,413	254,118

Income from operations before tax expense, gain on disposition of real estate and discontinued operations	12,889	13,774	54,464	52,876
Income tax expense	4,545	—	—	—
(Loss) gain on disposition of real estate	(103)	193	92,987	237
(Loss) income from discontinued operations, net of tax	(323)	(22)	(649)	805
Gain on disposition of discontinued operations, net of tax	1,790	21,460	2,529	19,910

Net income	$18,798	$35,405	$149,331	$73,828

DDR Ownership interests (b)	$5,669	$12,583	$34,520	$22,360

FFO from joint ventures are summarized as follows:
Net income	$18,798	$35,405	$149,331	$73,828
Loss (gain) on disposition of real estate, including discontinued operations	103	(21,418)	(91,339)	(21,437)
Depreciation and amortization of real estate investments	55,702	19,795	135,539	60,510

	$74,603	$33,782	$193,531	$112,901

DDR Ownership interests (b)	$17,602	$13,682	$62,475	$32,963

DDR Partnership distributions received, net (c)	$14,088	$23,686	$79,782	$43,366

(a)	Revenues for the three-month periods ended September 30, 2007 and 2006 included approximately $2.3 million and $1.4 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share is $0.3 million and $0.2 million, respectively. Revenues for the nine-month periods ended September 30, 2007 and 2006 included approximately $6.6 million and $3.9 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share is $1.0 million and $0.7 million, respectively.

(b)	The Company’s share of joint venture net income decreased by $0.2 million and increased by $0.2 million for the three-month periods ended September 30, 2007 and 2006, respectively. The Company’s share of joint venture net income decreased by $0.6 million and increased by $0.5 million for the nine-month periods ended September 30, 2007 and 2006, respectively. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions. During the nine-month period ended September 30, 2007, the Company received $14.3 million of promoted income, of which $13.6 million related to the sale of assets from the DDR Markaz Joint Venture which is included in the Company’s proportionate share of net income and FFO.

At September 30, 2007 and 2006, the Company owned joint venture interests, excluding consolidated joint ventures, in 273 and 108 shopping center properties, respectively. In addition, at September 30, 2007 and 2006, the Company owned 44 and 51 shopping center sites formerly owned by Service Merchandise, respectively, through its 20% owned joint venture with Coventry II.

(c)	Distributions may include funds received from asset sales and refinancings in addition to ongoing operating distributions.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(F) Minority equity interests are comprised of the following:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Minority interests	$1,405	$1,749	$4,293	$4,903
Operating partnership units	569	534	1,706	1,601
Preferred operating partnership units	—	—	9,690	—

	$1,974	$2,283	$15,689	$6,504

The preferred operating partnership units were redeemed in June 2007.

(G)	During the first quarter of 2007, the Company released to income approximately $15.0 million of previously established valuation allowances against certain deferred tax assets as management had determined, due to several factors, that it is more likely than not that the deferred tax asset will be realized. The release was primarily due to the Company’s increased use of its taxable REIT subsidiaries relating to its merchant building program.

(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Revenues	$1,345	$12,306	$28,060	$37,211

Expenses:
Operating	1,101	3,453	7,938	9,800
Interest, net	325	3,319	6,801	10,051
Depreciation	210	2,882	5,103	8,772

Total expenses	1,636	9,654	19,842	28,623

Income before (loss) gain on disposition of real estate	(291)	2,652	8,218	8,588
(Loss) gain on disposition of real estate	(310)	3,169	13,323	3,169

Net (loss) income	$(601)	$5,821	$21,541	$11,757

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million of Operating Partnership Units (OP Units) outstanding at September 30, 2007 and 2006, into 0.9 million common shares of the Company for both of the three-month periods ended September 30, 2007 and 2006, and 0.9 million and 1.0 million for the nine-month periods ended September 30, 2007 and 2006, respectively, on the weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 125.1 million and 110.8 million for the three-month periods ended September 30, 2007 and 2006, respectively, and 122.8 and 111.0 million for the nine-month periods ended September 30, 2007 and 2006, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	September 30, 2007	(A)	December 31, 2006	(A)
Assets:
Real estate and rental property:
Land	$2,083,569		$1,768,702
Buildings	5,899,244		5,023,665
Fixtures and tenant improvements	236,167		196,275
Construction in progress	583,235		453,493

	8,802,215		7,442,135
Less accumulated depreciation	(973,316)		(861,266)

Real estate, net	7,828,899		6,580,869

Cash	49,700		28,378
Investments in and advances to joint ventures	644,318		291,685
Notes receivable	16,778		18,161
Receivables, including straight-line rent, net	204,725		152,161
Assets held for sale	—		5,324
Other assets, net	168,847		103,175

	$8,913,267		$7,179,753

Liabilities:
Indebtedness:
Revolving credit facilities	$625,000		$297,500
Unsecured debt	2,624,003		2,218,020
Mortgage and other secured debt	1,955,143		1,733,292

	5,204,146		4,248,812
Dividends payable	88,052		71,269
Other liabilities	297,089		241,556

	5,589,287		4,561,637
Minority interests	115,708		121,933
Shareholders’ equity	3,208,272		2,496,183

	$8,913,267		$7,179,753

(A)	Amounts include the consolidation of Mervyns, a 50% owned joint venture, which includes $405.8 million of real estate assets at September 30, 2007 and December 31, 2006, $258.5 million of mortgage debt at September 30, 2007 and December 31, 2006, and $75.3 million and $77.6 million of minority interest at September 30, 2007 and December 31, 2006, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	September 30, 2007	December 31, 2006
Land	$2,373,760	$933,916
Buildings	6,234,496	2,788,863
Fixtures and tenant improvements	107,653	59,166
Construction in progress	139,153	157,762

	8,855,062	3,939,707
Accumulated depreciation	(363,102)	(247,012)

Real estate, net	8,491,960	3,692,695
Receivables, including straight-line rent, net	123,866	75,024
Leasehold interests	14,313	15,195
Other assets	388,030	132,984

	$9,018,169	$3,915,898

Mortgage debt (a)	$5,525,724	$2,495,080
Notes and accrued interest payable to DDR	8,811	4,960
Other liabilities	199,211	94,648

	5,733,746	2,594,688
Accumulated equity	3,284,423	1,321,210

	$9,018,169	$3,915,898

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,029.3 million and $525.6 million at September 30, 2007 and December 31, 2006, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Nine-Month		Nine-Month
	Period Ended		Period Ended
	September 30,		September 30,	Year Ended December 31,
	2007		2006	2006	2005	2004	2003
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$192,889	(6)	$149,898	$198,095	$227,474	$219,056	$189,056 (6)
Depreciation and Amortization of Real Estate Investments	$160,819		$138,072	$185,449	$169,117	$130,537	$93,173
Equity in Net Income From Joint Ventures	$(33,887)		$(22,956)	$(30,337)	$(34,873)	$(40,896)	$(52,917)
Joint Venture Funds From Operations	$62,475		$32,963	$44,473	$49,302	$46,209	$47,942
Operating Partnership Minority Interest Expense	$1,706		$1,601	$2,116	$2,916	$2,607	$1,770
Cumulative Effect of Adoption of a New Accounting Standard	$0		$0	$0	$0	$3,001	$0
Gain on Sales of Real Estate	$(19,013)		$(11,869)	($21,987)	$(58,834)	$(68,179)	$(67,352)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$364,988		$287,709	$377,809	$355,102	$292,335	$211,672
PREFERRED DIVIDENDS	$40,367	(6)	$41,377	$55,169	$55,169	$50,706	$51,204 (6)

FUNDS FROM OPERATIONS	$405,356		$329,086	$432,978	$410,271	$343,041	$262,877

PER SHARE INFORMATION:
Funds From Operations — Diluted	$2.97		$2.59	$3.41	$3.21	$2.95	$2.51
Net Income — Diluted	$1.60		$1.37	$1.81	$2.08	$2.24	$2.27
Cash Dividends	$1.98		$1.77	$2.36	$2.16	$1.94	$1.69

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	122,795		110,965	110,826	110,700	99,147	84,319

TOTAL MARKET CAPITALIZATION (1)	$12,671,332		$10,905,670	$11,869,415	$9,781,900	$8,276,943	$5,551,748
DEBT TO TOTAL MARKET CAPITALIZATION (1)	41.07%		37.40%	35.80%	39.77%	32.82%	37.42%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	54.71%		53.47%	54.55%	52.86%	45.58%	48.68%
DIVIDEND PAYOUT RATIO (1)	66.88%		67.86%	68.84%	66.98%	67.28%	66.03%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.59	%(7)	4.96%	4.80%	4.55%	4.94%	5.35%

GENERAL AND ADMINISTRATIVE EXPENSES	$60,304	(7)	$45,805	$60,679	$54,048	$47,126	$40,820

REVENUES:
DDR Revenues	$734,380		$609,154	$824,725	$748,571	$605,246	$478,696
Joint Venture Revenues	$579,403		$314,845	$438,885	$438,103	$348,740	$284,158

TOTAL REVENUES (3)	$1,313,783		$923,998	$1,263,610	$1,186,675	$953,987	$762,853

NET OPERATING INCOME:
DDR Net Operating Income	$548,066		$455,012	$615,007	$555,291	$453,501	$356,348
Joint Venture Net Operating Income	$383,082		$210,726	$288,699	$280,617	$228,358	$184,927

TOTAL NET OPERATING INCOME (4)	$931,148		$665,738	$903,706	$835,907	$681,859	$541,274

REAL ESTATE AT COST:
DDR Real Estate at Cost	$8,802,215		$7,421,242	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Joint Venture Real Estate at Cost	$8,855,062		$3,741,595	$3,939,707	$3,470,112	$3,165,335	$2,275,216

TOTAL REAL ESTATE AT COST (5)	$17,657,278		$11,162,837	$11,390,400	$10,499,449	$8,768,759	$6,160,127

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes Joint Venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at September 30, 2007 of $722.4 million (includes $139.2 million of CIP included in Joint Ventures, of which $25.7 million represents the Company’s proportionate share), and at December 31, 2006, 2005, 2004, 2003, CIP aggregated $611.2 million, $386.2 million, $271.0 million and $290.7 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the three-month period ended June 30, 2007 and $10.7 million for the year ended December 31, 2003 pursuant to EITF topic number D-42.

(7)	The 2007 general and administrative expenses include severance charges of $4.1 million. Excluding this charge, general and administrative expenses are approximately 4.3% of total revenue.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Nine-Month
	Period Ended
	September 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$5,204,146	$4,248,812	$3,890,709	$2,716,426	$2,077,558
Total Market Capitalization *	$12,671,332	$11,869,415	$9,781,900	$8,276,943	$5,551,748

	41.07%	35.80%	39.77%	32.82%	37.42%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	54.71%	54.55%	52.86%	45.58%	48.68%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$6,233,438	$4,774,407	$4,401,169	$3,137,184	$2,446,026
Total Market Capitalization *	$13,700,624	$12,395,010	$10,292,361	$8,697,701	$5,920,216

	45.50%	38.52%	42.76%	36.07%	41.32%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	59.45%	57.59%	55.84%	49.27%	53.79%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$198,145	$215,438	$184,281	$130,447	$90,162
FFO Before Interest and Preferred Dividends *	$603,502	$648,416	$594,551	$473,488	$353,039

	3.05	3.01	3.23	3.63	3.92

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$221,049	$247,464	$217,434	$152,927	$101,890
FFO Before Interest and Preferred Dividends *	$603,502	$648,416	$594,551	$473,488	$353,039

	2.73	2.62	2.73	3.10	3.46

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$256,011	$302,632	$272,603	$203,633	$142,385
FFO Before Interest and Preferred Dividends *	$603,502	$648,416	$594,551	$473,488	$353,039

	2.36	2.14	2.18	2.33	2.48

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$247,729	$260,069	$237,856	$196,685	$146,846
Funds From Operations exclusive of charge associated with preferred stock redemption	$370,394	$377,809	$355,102	$292,335	$222,382

	0.67	0.69	0.67	0.67	0.66

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of Joint Venture consolidations due to FIN 46 as FFO does not include the Joint Venture Partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

	As of
	September 30,		As of December 31,
	2007		2006		2005		2004	2003
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	122,857		108,986		108,948		108,083	86,425
Operating Partnership Units Outstanding	862		872		1,350		1,350	1,129

Total	123,719		109,859		110,298		109,432	87,554
Share Price	$55.87		$62.95		$47.02		$44.37	$33.57

Market Value of Common Shares	$6,912,186		$6,915,603		$5,186,192		$4,855,516	$2,939,190

Preferred Shares at Book Value	$555,000		$705,000		$705,000		$705,000	$535,000
Total Debt	$5,204,146	(1)	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558

TOTAL MARKET CAPITALIZATION	$12,671,332		$11,869,415		$9,781,900		$8,276,943	$5,551,748

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	122,857		108,986		108,948		108,083	86,425
Operating Partnership Units Outstanding	862		872		1,350		1,350	1,129

Total	123,719		109,859		110,298		109,432	87,554
Share Price	$55.87		$62.95		$47.02		$44.37	$33.57

Market Value of Common Shares	$6,912,186		$6,915,603		$5,186,192		$4,855,516	$2,939,190

Preferred Shares at Book Value	$555,000		$705,000		$705,000		$705,000	$535,000
Total Debt	$5,204,146	(1)	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558
Proportionate Share of JV Debt	$1,029,292		$525,595		$510,460		$420,758	$368,468

TOTAL MARKET CAPITALIZATION	$13,700,624		$12,395,010		$10,292,361		$8,697,701	$5,920,216

(1)	Includes $314.9 million of consolidated Joint Venture debt at September 30, 2007 (of which $152.3 million represents the Joint Venture partners’ share) and $275.2 million and $280.5 million at December 31, 2006 and 2005, respectively.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

	Nine-Month
	Period Ended
	September 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,802,215	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Cash and Cash Equivalents	$49,700	$28,378	$30,655	$49,871	$111,033
Notes Receivable	$16,778	$18,161	$24,996	$17,823	$9,813
Investments in and Advances to Joint Ventures	$644,318	$291,685	$275,136	$288,020	$262,072

	$9,513,011	$7,788,917	$7,360,124	$5,959,138	$4,267,829

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,802,215	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Notes Receivable or Proportionate Share Thereof	$32,748	$35,443	$116,212	$44,536	$41,018
Proportionate Share of JV Undepreciated Real Estate Assets	$1,650,365	$804,738	$736,109	$719,619	$621,113

	$10,485,328	$8,290,874	$7,881,658	$6,367,578	$4,547,043

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$364,989	$377,809	$355,102	$292,335	$211,672
Interest Expense	$203,805	$222,867	$186,196	$130,447	$90,162
Adjustment to interest expense for consolidated Joint Ventures due to FIN 46	($5,659)	($7,429)	($1,915)	$0	$0
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$40,367	$55,169	$55,169	$50,706	$51,204

	$603,502	$648,416	$594,551	$473,488	$353,039

DEBT SERVICE
Interest Expense	$203,805	$222,867	$186,196	$130,447	$90,162
Adjustment to interest expense for consolidated Joint Ventures due to FIN 46	($5,659)	($7,429)	($1,915)	$0	$0
Recurring Principal Amortization	$22,904	$32,026	$33,154	$22,480	$11,728

	$221,049	$247,464	$217,434	$152,927	$101,890

FIXED CHARGES
Debt Service	$221,049	$247,464	$217,434	$152,927	$101,890
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$34,962	$55,169	$55,169	$50,706	$40,494

D-42 dividend	$256,011	$302,632	$272,603	$203,633	$142,385

Market Capitalization and Financial Ratios 2.2

$12.7 Billion Total Capitalization as of September 30, 2007 Common Shares Equity (2) $6,912.2 54% Perpetual Preferred Stock $555.0 4% Fixed Rate Unsecured Debt $1,774.0 14% Construction Finance $26.4 0% Variable Rate Revolving Credit and Term Debt $575.0 5% Mortgage Debt (3) $1,378.7 11% (1) Figures in millions unless otherwise noted. (2) Market Value ($55.87 per share as of September 30, 2007) includes operating partnership units equivalent to approximately 0.9 million of the Company's common shares. (3) Does not include proportionate share of unconsolidated Joint Venture debt aggregating $1,029.3 million. However it does include 100% of consolidated Joint Venture debt, primarily Mervyns, of which $152.3 million is the Joint Venture partners' share. Fixed Rate, Revolving Credit and Term Debt $600.0 5% Senior Convertible Notes $850.0 7%

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures and Tenant Improvements	Useful lives, which approximate lease terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the nine-month period ended September 30, 2007 and for the years ended December 31, 2006, 2005, 2004 and 2003, the Company capitalized interest of $18.7 million, $20.1 million, $12.5 million, $10.0 million and $11.4 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $8.0 million for the nine-month period ended September 30, 2007 and $10.1 million, $6.2 million, $5.5 million and $5.1 million for the years ended December 31, 2006, 2005, 2004, and 2003, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate its total recurring annual leasing capital expenditures to be approximately $24.0 million ($0.21 psf of owned GLA) in 2007.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.
•	At December 31, 2006, the Company estimated the value of this undeveloped land to be approximately $59 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2006.
Joint Venture Promotes
•	At December 31, 2006, the Company estimated the value of its joint venture promotes at approximately $65 million based on the estimated fair market value of real estate assets and estimated 2007 income. This value has not been adjusted to reflect changes in joint venture investments or promotes recognized subsequent to December 31, 2006.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $97.5 million at September 30, 2007.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Nine-Month Period
	September 30,
	2007	2006
Total Revenues DDR	$706,320	$571,943
Total Revenues DDR Combined Joint Ventures	577,877	306,994
Operating and Maintenance — DDR	(95,460)	(77,941)
Real Estate Taxes — DDR	(82,944)	(66,446)
Operating and Maintenance and Real Estate Taxes- DDR Combined Joint Ventures	(195,232)	(101,249)

Combined NOI	$910,561	$633,301

Total Same Store NOI	$527,675	$515,789	2.3%
Property NOI from other operating segments	382,886	117,512

Combined NOI	$910,561	$633,301

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$32,716	$49,020	$192,889	$149,898
Depreciation and Amortization of Real Estate Investments	54,235	47,235	160,819	138,072
Equity in Net Income From Joint Ventures	(6,003)	(12,868)	(33,887)	(22,956)
Joint Venture Funds From Operations	17,602	13,682	62,475	32,963
Minority Equity Interests (OP Units)	569	534	1,706	1,601
Loss (Gain) on Sales of Real Estate	430	(5,870)	(19,013)	(11,869)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$99,549	$91,733	$364,989	$287,709

Preferred dividend charges	10,567	13,792	40,367	41,377

FUNDS FROM OPERATIONS	$110,116	$105,525	$405,356	$329,086

ADDITIONAL FAS 141 DISCLOSURES:
Below (Above) Market Rent Amortization	$414	$337	$1,087	$1,131
Pro Rata Share of JV Below (Above) Market Rent Amortization	43	—	14	—

Debt Premium Amortization Income (Expense)	$1,763	$2,261	$5,867	$6,860
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(16)	5	12	15
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006	Income Statement Caption
Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net of Tax	$1,808	$6,779	$48,016	$45,579	Gain on Disposition of Real Estate
Land Sale Gains	2,003	4,482	10,007	6,845	Gain on Disposition of Real Estate

	$3,811	$11,261	$58,023	$52,424

Transactional Income NOT Included in FFO
Consolidated
(Loss) Gain on Dispositions	$(120)	$2,701	$5,690	$8,700	Gain on Disposition of Real Estate
(Loss) Gain on Sales from Discontinued Operations	(310)	3,169	13,323	3,169	Gain on Disposition of Discontinued Operations

	$(430)	$5,870	$19,013	$11,869	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$1,808	$6,779	$48,016	$45,579
Land Sale Gains	2,003	4,482	10,007	6,845
(Loss) Gain on Dispositions	(120)	2,701	5,690	8,700

	$3,691	$13,962	$63,713	$61,124	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$(310)	$3,169	$13,323	$3,169	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three-Month Period		Nine-Month Period
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain (Loss) on Sales from Discontinued Operations	$1,790	$40	$1,256	$(1,497)	Gain (Loss) on Disposition of Real Estate
Land Sales Gains	—	195	2,920	207	Gain on Disposition of Real Estate

	$1,790	$235	$4,176	$(1,290)

DDR’s Proportionate Share	358	51	1,003	(341)
Promoted Income (a)	—	5,483	14,323	5,483

DDR’s Proportionate Share	$358	$5,534	$15,326	$5,142

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$21,420	$1,273	$21,407	Gain on Disposition of Real Estate
Other (Losses) Gains on Sales	(103)	(2)	90,066	30	(Loss) Gain on Disposition of Real Estate

	$(103)	$21,418	$91,339	$21,437	FFO Reconciliation

DDR’s Proportionate Share	$(20)	$2,997	$4,719	$3,029

(Loss) Gain on Sales of Real Estate
Land Sales Gains	$—	$195	$2,920	$207
Other (Losses) Gains on Sales	(103)	(2)	90,066	30

	$(103)	$193	$92,986	$237	(Loss) Gain on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain (Loss) on Sales from Discontinued Operations Included in FFO	$1,790	$40	$1,256	$(1,497)
Gain on Sales from Discontinued Operations NOT Included in FFO	—	21,420	1,273	21,407

	$1,790	$21,460	$2,529	$19,910	Gain on Disposition of Discontinued Operations

(a)	Included in gain on disposition of discontinued operations for the nine-months ended September 30, 2007 is the sale of the KFC I Joint Venture assets. DDR received promoted income of approximately $13.6 million which is included in DDR’s proportionate share. Included in gain on disposition of discontinued operations for the three and nine-months ended September 30, 2006 is DDR’s promoted interest from the disposition of an asset located in Kildeer, IL.
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Joint Venture Investment Summary
(in millions)
as of September 30, 2007

									Promoted
			DDR	Consolidated	Number of				Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Gross Book Value	Debt	(Yes/No)
1	RVIP LP IIIB	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$86.6	$60.0	Yes
2	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$120.5	$72.1	Yes
3	RVIP LP VIII	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.5	$23.4	Yes
4	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	12		$130.5	$10.4	No
5	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$241.8	$280.0	No
6	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.1	$27.0	No
7	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.9	$19.6	No
8	Dublin Village	Casto Properties (19.99%)	80.01%	No	—		$0.1	$0.0	No
9	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.3	$21.0	No
10	Littleton, CO	Poag & McEwen Lifestyle Centers (50%)	50.0%	No	—		$1.1	$0.0	No
11	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$6.8	$3.7	No
12	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.3	$0.0	No
13	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$203.2	$150.5	Yes
14	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	*	$83.3	$48.0	Yes
15	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$99.4	$61.0	Yes
16	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$28.5	$16.0	Yes
17	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.0	$10.8	Yes
18	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	*	$30.5	$18.5	Yes
19	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1	*	$58.0	$25.0	Yes
20	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$78.6	$46.0	Yes
21	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	44		$147.6	$117.4	Yes
22	Coventry II DDR Totem Lakes LLC	Coventry II Fund (80%)	20.0%	No	1		$40.9	$21.0	Yes
23	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$210.8	$168.8	Yes
24	Coventry II DDR Ward Parkway LLC	Coventry II Fund (80%)	20.0%	No	1		$62.7	$36.0	Yes
25	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$26.7	$19.8	Yes
26	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	9		$291.9	$0.0	No
27	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,951.0	$1,773.6	Yes
28	Inland-SAU Retail Fund, LLC	Special Account — U, L.P. (State of Utah ) (80%)	20.0%	No	29		$287.7	$226.2	No
29	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$158.7	$110.0	Yes
30	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,468.1	$968.7	Yes
31	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (85.5%)	14.5%	No	51		$1,799.7	$1,105.2	Yes
32	DDR MDT PS LLC (Preferred Equity)	Macquarie DDR Trust (MDT) (100%)	0.0%	No	6		$118.4	$86.0	Yes
33	DDR MDT MV LLC (Mervyns) **	Macquarie DDR Trust (MDT) (49.98%)	50.02%	Yes	37		$405.8	$258.5	Yes
34	Shea & Tatum Assos. LP (Paradise Village) **	Churchill Family Trust (33%)	67.0%	Yes	1		$27.7	$30.0	No

	TOTALS				358		$9,288.5	$5,814.2

*	Property is under development

**	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2007

	RVIP III B		RVIP VIII		Community	Lennox Town	Sun Center
	Deer Park, IL	RVIP VII	Tech Ridge LLC	DPG	Centers Five	Center (2)	Limited (2)	Dublin Village (3)	DOTRS
Real estate assets	$86.6	$120.5	$33.5	$130.5	$241.8	$21.1	$25.9	$0.1	$26.3
Accumulated depreciation	(13.4)	(18.3)	(3.4)	(9.0)	(46.6)	(4.7)	(7.7)	0.0	(5.4)

Real estate, net	73.2	102.2	30.1	121.5	195.2	16.4	18.2	0.1	20.9

Receivables, net	1.8	4.7	1.5	1.9	6.3	1.8	0.9	0.0	0.9
Other assets	1.1	7.4	1.9	2.7	5.6	0.9	1.0	0.0	1.3
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$76.1	$114.3	$33.5	$126.1	$207.1	$19.1	$20.1	$0.1	$23.1

Mortgage debt	$60.0	$72.1	$23.4	$10.4	$280.0	$27.0	$19.6	$0.0	$21.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.1	0.0
Other liabilities	1.5	16.0	1.4	2.8	3.8	1.3	0.6	0.0	0.6

	61.5	88.1	24.8	13.2	283.9	28.3	20.2	0.1	21.6
Accumulated equity (deficit)	14.6	26.2	8.7	112.9	(76.8)	(9.2)	(0.1)	0.0	1.5
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$76.1	$114.3	$33.5	$126.1	$207.1	$19.1	$20.1	$0.1	$23.1

Proportionate share of other assets/liabilities, net	$0.4	($0.8)	$0.5	$0.2	$4.0	$0.7	$1.0	($0.0)	$0.8

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the nine-month period ended September 30, 2007

	RVIP III B		RVIP VIII		Community	Lennox Town	Sun Center
	Deer Park, IL	RVIP VII	Tech Ridge LLC	DPG	Centers Five	Center (2)	Limited (2)	Dublin Village (3)	DOTRS
Revenues from operations	$8.8	$11.6	$4.7	$9.7	$26.8	$3.6	$3.6	$0.0	$3.0
Rental operation expenses	(3.4)	(3.4)	(1.7)	(2.6)	(7.7)	(1.1)	(0.9)	(0.0)	(0.9)

Net operating income	5.4	8.2	3.0	7.1	19.1	2.5	2.7	0.0	2.1
Depreciation and amortization expense	(1.8)	(2.1)	(0.8)	(2.3)	(4.5)	(0.3)	(0.6)	0.0	(0.4)
Interest expense	(2.6)	(4.1)	(1.1)	(0.5)	(11.7)	(1.3)	(1.2)	(0.0)	(1.0)

Income (loss) before gain on sale of real estate	1.0	2.0	1.1	4.3	2.9	0.9	0.9	0.0	0.7
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	2.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	$3.9	$2.0	$1.1	$4.3	$2.9	$0.9	$0.9	$0.0	$0.7
DDR ownership interest	***	***	***	10%	50%	***	***	63%	50%

	$2.1	$0.4	$0.4	$0.4	$1.5	$0.5	$0.7	$(0.0)	$0.4
Amortization of basis differential	0.0	(0.2)	0.0	0.0	0.3	(0.1)	(0.1)	0.0	0.1

	$2.1	$0.2	$0.4	$0.4	$1.8	$0.4	$0.6	$0.0	$0.5

Proportionate share of net operating income (4)	$1.4	$1.7	$0.8	$0.7	$9.5	$1.3	$2.1	($0.0)	$1.1

Proportionate share of interest expense (4)	$0.7	$0.9	$0.3	$0.0	$5.8	$0.6	$0.9	$0.0	$0.5

Funds From Operations (“FFO”):

Net income (loss)	$3.9	$2.0	$1.1	$4.3	$2.9	$0.9	$0.9	$0.0	$0.7
Depreciation of real property	1.8	2.1	0.8	2.3	4.5	0.3	0.6	0.0	0.4
(Gain) loss on sale on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$5.7	$4.1	$1.9	$6.6	$7.4	$1.2	$1.5	$0.0	$1.1
DDR ownership interest	***	***	***	10%	50%	***	***	63%	50%

DDR FFO	$3.0	$1.6	$0.8	$0.7	$3.7	$0.6	$1.2	($0.0)	$0.6

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2007

		Jefferson County,	Sansone Group /		Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Littleton, CO (3)	MO	DDRC LLC	DDR Markaz II	Bloomfield	Buena Park	Fairplain Plaza	Marley Creek	Merriam Village
Real estate assets	$3.1	$6.8	$0.3	$203.2	$83.3	$99.4	$28.5	$13.0	$30.5
Accumulated depreciation	0.0	(0.8)	(0.2)	(15.2)	0.0	(5.3)	(0.6)	(0.2)	0.0

Real estate, net	3.1	6.0	0.1	188.0	83.3	94.1	27.9	12.8	30.5

Receivables, net	0.0	0.0	1.0	2.2	0.0	1.6	0.2	(0.0)	0.0
Other assets	0.2	0.2	3.4	5.1	0.8	1.3	0.4	0.6	0.6
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$3.3	$6.2	$4.5	$195.3	$84.1	$97.0	$28.5	$13.4	$31.1

Mortgage debt	$0.0	$3.7	$0.0	$150.5	$48.0	$61.0	$16.0	$10.8	$18.5
Amounts payable to DDR	0.0	3.1	0.0	0.3	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.3	0.4	0.7	(0.4)	2.6	2.7	0.5	0.1	0.5

	0.3	7.2	0.7	150.4	50.6	63.7	16.5	10.9	19.0
Accumulated equity (deficit)	3.0	(1.0)	3.8	44.9	33.5	33.3	12.0	2.5	12.1
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$3.3	$6.2	$4.5	$195.3	$84.1	$97.0	$28.5	$13.4	$31.1

Proportionate share of other assets/liabilities, net	$(0.1)	($0.1)	$1.9	$1.5	($0.2)	$0.0	$0.0	$0.0	$0.0

Disproportionate amount payable to DDR	$0.0	$1.6	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the nine-month period ended September 30, 2007

		Jefferson County,	Sansone Group /		Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	Littleton, CO (3)	MO	DDRC LLC	DDR Markaz II	Bloomfield	Buena Park	Fairplain Plaza	Marley Creek	Merriam Village
Revenues from operations	$0.0	$0.5	$0.8	$16.1	$0.0	$10.7	$2.3	$0.5	$0.0
Rental operation expenses	(0.1)	(0.2)	0.0	(5.7)	(0.0)	(4.8)	(0.9)	(0.4)	(0.0)

Net operating income	(0.1)	0.3	0.8	10.4	0.0	5.9	1.4	0.1	(0.0)
Depreciation and amortization expense	0.0	(0.1)	0.0	(3.9)	0.0	(1.5)	(0.3)	(0.2)	0.0
Interest expense	0.0	(0.5)	0.0	(6.0)	0.0	(3.1)	(0.8)	(0.6)	0.0

Income (loss) before gain on sale of real estate	(0.1)	(0.3)	0.8	0.5	(0.0)	1.3	0.3	(0.7)	(0.0)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	($0.1)	($0.3)	$0.8	$0.5	($0.0)	$1.3	$0.3	($0.7)	($0.0)
DDR ownership interest	50%	50%	***	20%	20%	20%	20%	20%	20%

	($0.0)	($0.2)	$0.7	$0.1	($0.0)	$0.3	$0.1	($0.1)	($0.0)
Amortization of basis differential	0.0	0.0	(0.2)	0.1	0.0	0.0	0.0	0.0	0.0

	$0.0	($0.2)	$0.5	$0.2	($0.0)	$0.3	$0.1	($0.1)	($0.0)

Proportionate share of net operating income (4)	($0.0)	$0.2	$0.4	$2.1	($0.0)	$1.2	$0.3	$0.0	($0.0)

Proportionate share of interest expense (4)	$0.0	$0.2	$0.0	$1.2	$0.0	$0.6	$0.2	$0.1	$0.0

Funds From Operations (“FFO”):

Net income (loss)	($0.1)	($0.3)	$0.8	$0.5	($0.0)	$1.3	$0.3	($0.7)	($0.0)
Depreciation of real property	0.0	0.2	0.0	3.9	0.0	1.5	0.4	0.2	0.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	($0.1)	($0.1)	$0.8	$4.4	$0.0	$2.8	$0.7	($0.5)	($0.0)
DDR ownership interest	50%	50%	***	***	20%	20%	20%	20%	20%

DDR FFO	($0.0)	$0.0	$0.6	$1.0	($0.0)	$0.6	$0.1	($0.1)	($0.0)

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2007

	Coventry II DDR	Coventry II DDR	Coventry II Service	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Sonae Sierra	DDRTC Core
	Montgomery Farm	Phoenix Spectrum	Holdings LLC	Totem Lakes	Tri-County Mall	Ward Parkway	Westover	Brazil (2)	Retail Fund LLC
Real estate assets	$58.0	$78.6	$147.6	$40.9	$210.8	$62.7	$26.7	$291.9	$2,951.0
Accumulated depreciation	0.0	(4.2)	(2.9)	(2.4)	(5.9)	(4.2)	(0.9)	(27.0)	(40.9)

Real estate, net	58.0	74.4	144.7	38.5	204.9	58.5	25.8	264.9	2,910.1

Receivables, net	0.0	5.7	2.9	0.1	4.5	2.6	0.7	11.8	13.9
Other assets	0.6	6.9	17.3	0.6	7.6	0.3	1.1	23.7	122.7
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$58.6	$87.0	$164.9	$39.2	$217.0	$61.4	$27.6	$300.4	$3,046.7

Mortgage debt	$25.0	$46.0	$117.4	$21.0	$168.8	$36.0	$19.8	$0.0	$1,773.6
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.4
Other liabilities	0.0	7.7	3.3	0.9	7.5	2.1	1.4	22.2	48.4

	25.0	53.7	120.7	21.9	176.3	38.1	21.2	22.2	1,825.4
Accumulated equity (deficit)	33.6	33.3	44.2	17.3	40.7	23.3	6.4	278.2	1,221.3
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$58.6	$87.0	$164.9	$39.2	$217.0	$61.4	$27.6	$300.4	$3,046.7

Proportionate share of other assets/liabilities, net	$0.1	$1.0	$3.4	($0.0)	$0.8	$0.2	$0.0	$6.6	$13.2

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the nine-month period ended September 30, 2007

	Coventry II DDR	Coventry II DDR	Coventry II Service	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Sonae Sierra	DDRTC Core
	Montgomery Farm	Phoenix Spectrum	Holdings LLC	Totem Lakes	Tri-County Mall	Ward Parkway	Westover	Brazil (2)	Retail Fund LLC
Revenues from operations	$0.0	$7.6	$20.4	$2.5	$13.6	$6.8	$3.0	$40.8	$148.0
Rental operation expenses	(0.0)	(2.9)	(8.5)	(0.9)	(6.9)	(3.3)	(1.6)	(20.9)	(43.8)

Net operating income	(0.0)	4.7	11.9	1.6	6.7	3.5	1.4	19.9	104.2
Depreciation and amortization expense	0.0	(1.0)	(3.0)	(0.5)	(2.8)	(0.9)	(0.2)	(7.6)	(46.0)
Interest expense	0.0	(1.7)	(8.7)	(1.2)	(7.7)	(1.8)	(1.0)	0.0	(60.1)

Income (loss) before gain on sale of real estate	(0.0)	2.0	0.2	(0.1)	(3.8)	0.8	0.2	12.3	(1.9)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	(0.6)	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	1.3	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	($0.0)	$2.0	$0.9	($0.1)	($3.8)	$0.8	$0.2	$12.3	($1.9)
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	50%	15%

	($0.0)	$0.4	$0.2	($0.0)	($0.8)	$0.2	$0.0	$6.0	($0.3)
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.9)	0.2

	$0.0	$0.4	$0.2	($0.0)	($0.8)	$0.2	$0.0	$4.1	($0.1)

Proportionate share of net operating income (4)	($0.0)	$0.9	$2.4	$0.3	$1.3	$0.7	$0.3	$9.9	$15.6

Proportionate share of interest expense (4)	$0.0	$0.3	$1.7	$0.2	$1.5	$0.4	$0.2	$0.0	$9.0

Funds From Operations (“FFO”):

Net income (loss)	($0.0)	$2.0	$0.9	($0.1)	($3.8)	$0.8	$0.2	$12.3	($1.9)
Depreciation of real property	0.0	1.0	3.2	0.5	2.8	0.9	0.2	7.6	45.9
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$0.0	$3.0	$4.1	$0.4	($1.0)	$1.7	$0.4	$19.9	$44.0
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	50%	***

DDR FFO	($0.0)	$0.6	$0.8	$0.1	($0.2)	$0.3	$0.1	$10.0	$6.8

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of September 30, 2007

									DDR's
	Inland-SAU	DDR Domestic	TRT DDR	DDR Macquarie Fund	DDR MDT PS	DDR Macquarie	Sold/Acquired		Proportionate
	Retail Fund LLC (2)	Retail Fund I	Venture I GP	LLC	LLC	Management	JVs (5)	Total	Share
Real estate assets	$287.7	$1,468.1	$158.7	$1,799.7	$118.4	$0.0	$0.0	$8,855.1	$1,650.4
Accumulated depreciation	(13.1)	(11.8)	(1.8)	(114.1)	(3.1)	0.0	0.0	(363.1)	(93.5)

Real estate, net	274.6	1,456.3	156.9	1,685.6	115.3	0.0	0.0	8,492.0	1,556.9

Receivables, net	5.1	10.0	1.7	34.9	3.7	0.0	1.4	123.9	28.3
Other assets	66.8	68.9	5.0	31.0	4.7	5.7	4.9	402.3	83.6
Disproportionate share of equity	—	—	—	—	—	—	—	—	13.9	(6)

	$346.5	$1,535.2	$163.6	$1,751.5	$123.7	$5.7	$6.3	$9,018.2	$1,682.7

Mortgage debt	$226.2	$968.7	$110.0	$1,105.2	$86.0	$0.0	$0.0	$5,525.7	$1,029.3
Amounts payable to DDR	0.3	0.0	0.0	1.2	0.3	0.1	0.0	8.8	2.5
Other liabilities	6.7	23.2	0.4	25.3	2.4	10.4	1.9	199.2	42.5

	233.2	991.9	110.4	1,131.7	88.7	10.5	1.9	5,733.7	1,074.3
Accumulated equity (deficit)	113.3	543.3	53.2	619.8	35.0	(4.8)	4.4	3,284.5	594.5
Disproportionate share of equity	—	—	—	—	—	—	—	—	13.9	(6)

	$346.5	$1,535.2	$163.6	$1,751.5	$123.7	$5.7	$6.3	$9,018.2	$1,682.7

Proportionate share of other assets/liabilities, net	$13.0	$11.1	$0.6	$5.9	$0.0	$2.4	$0.9	$69.4

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.6

Combining Statements of Operations
for the nine-month period ended September 30, 2007

									DDR's
	Inland-SAU	DDR Domestic	TRT DDR	DDR Macquarie	DDR MDT PS	DDR Macquarie	Sold/Acquired		Proportionate
	Retail Fund LLC (2)	Retail Fund I	Venture I GP	Fund LLC	LLC	Management	JVs (5)	Total	Share
Revenues from operations	$18.3	$41.2	$5.3	$147.5	$8.9	$0.9	$10.5	$577.9	$123.1
Rental operation expenses	(5.3)	(12.2)	(1.4)	(46.5)	(3.4)	(0.5)	(3.5)	(195.2)	(43.4)

Net operating income	13.0	29.0	3.9	101.0	5.5	0.4	7.0	382.7	79.7
Depreciation and amortization expense	(7.4)	(12.5)	(1.9)	(28.1)	(2.0)	(0.5)	(1.8)	(135.2)	(26.9)
Interest expense	(6.7)	(17.7)	(2.4)	(43.6)	(4.0)	0.0	(2.1)	(193.0)	(37.4)

Income (loss) before gain on sale of real estate	(1.1)	(1.2)	(0.4)	29.3	(0.5)	(0.1)	3.1	54.5	15.4
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	90.1	93.0	18.8
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(0.1)	(0.7)	(0.2)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	1.3	2.5	0.6
Disproportionate share of income	—	—	—	—	—	—	—	—	(0.1	)(7)

Net income (loss)	$(1.1)	$(1.2)	$(0.4)	$29.3	$(0.5)	$(0.1)	$94.4	$149.3	$34.5
DDR ownership interest	20%	20%	10%	***	***	***	***	***	***

	$(0.2)	$(0.2)	$(0.0)	$6.9	$0.2	$0.0	$15.0	$34.5	$34.5
Amortization of basis differential	0.2	0.0	0.0	0.0	0.0	0.8	0.2	(0.6)	(0.6)

	$(0.0)	$(0.2)	$(0.0)	$6.9	$0.2	$0.8	$15.2	$33.9	$33.9

Proportionate share of net operating income (4)	$2.6	$5.8	$0.4	$14.6	$0.0	$0.3	$1.8	$79.7

Proportionate share of interest expense (4)	$1.3	$3.5	$0.2	$6.3	$0.0	$0.0	$0.4	$37.4

Funds From Operations (“FFO”):

Net income (loss)	$(1.1)	$(1.2)	$(0.4)	$29.3	$(0.5)	$(0.1)	$94.4	$149.3	$34.5
Depreciation of real property	7.4	12.5	1.9	28.1	2.0	0.5	2.0	135.5	27.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	(91.3)	(91.3)	(18.3)
Disproportionate share of income	—	—	—	—	—	—	—	—	19.3	(8)

	$6.3	$11.3	$1.5	$57.4	$1.5	$0.4	$5.1	$193.5	$62.5

DDR ownership interest	20%	20%	10%	***	***	***	***	***

DDR FFO	$1.3	$2.3	$0.1	$11.0	$0.0	$0.3	$14.9	$62.5

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(5)	Represents residual Joint Ventures sold to the DDR Macquarie Joint Venture and DDR Domestic Retail Fund I and other Joint Venture interests sold in 2007.

(6)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm, Coventry II DDR Tri-County Mall, Coventry II DDR Westover and the DDR Macquarie Fund LLC Joint Ventures.

(7)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB and DDR Macquarie Fund LLC offset by the gain deferred from the sale of the KFC I assets to the DDR Domestic Retail Fund I.

(8)	Adjustments associated with the promote earned in 2Q07 from the sale of Joint Venture assets and Coventry’s promoted interests primarily at the RVIP IIIB, RVIP VII and RVIP VIII Joint Ventures and partnership structural items at the DDRTC Core Retail Fund LLC.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Wholly-Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Nine-Month Period Ended September 30, 2007
(In Millions)

	Nine-Month
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,		December 31,		December 31,
	2007		2006		2005		2004		2003
Acquisitions/Transfers	$3,018.3	(1)	$370.2	(4)	$1,610.8	(6)	$2,170.8	(9)	$1,363.6	(11)
Completed Expansions	32.9		73.1		41.6		25.2		26.8
Developments & Construction in Progress	266.5		246.0		246.1		203.8		104.6
Recurring Tenant Improvements & 3rd Party Leasing Commissions	9.5	(2)	11.7		7.5		6.6		6.3
Furniture Fixtures & Equipment	12.4		10.2		10.7	(7)	1.3		1.9

	3,339.6		711.2		1,916.7		2,407.7		1,503.2
Less: Real Estate Sales & Joint Venture Transfers	(1,988.1	)(3)	(289.8	)(5)	(490.8	)(8)	(689.2	)(10)	(422.4	)(12)

Total DDR Net Additions	$1,351.5		$421.4		$1,425.9		$1,718.5		$1,080.8

(1)	Includes the redemption of OP units for a previous acquisition.

(2)	The Company anticipates recurring leasing capital expenditures of approx. $13.0 million associated with its wholly-owned and consolidated portfolio during 2007.

(3)	In addition to the asset sales listed on Schedule 4.3, this balance includes the sale to Dividend Capital Total Realty Trust Joint Venture of three assets with an aggregate cost of $99.0 million, the sale to DDR Domestic Retail Fund I Joint Venture of 56 assets with an aggregate cost of $1,229.3 million, the sale to Macquarie DDR Trust Joint Venture of 3 assets with an aggregate cost of $49.5 and the sale of six outparcels.

(4)	Includes the acquisition of three properties located in Pasadena, CA; San Diego, CA and Phoenix, AZ aggregating $199.7 million, plus the transfer to DDR from a joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 million and $4.0 million, respectively, the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04-05 and the redemption of OP units and other acquisition costs aggregating $13.2 million.

(5)	In addition to the asset sales which had an aggregate cost of $73.1 million, this balance includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6 million, the sale to Macquarie DDR Trust Joint Venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several land parcels and outparcels.

(6)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyns portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from a joint venture of the Dublin, OH shopping center, which has an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(7)	The large proportionate increase in FF&E in 2005 is primarily attributed to certain IT projects, expansion of the corporate headquarters, and fractional ownership interest in corporate jets.

(8)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of twelve assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust Joint Venture and the sale of several outparcels.

(9)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(10)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of 12 assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust Joint Venture, the transfer of 12 assets with an aggregate cost of $124.0 million to the DPG Realty Holdings Joint Venture and the transfer of 13 assets with an aggregate cost of $203.2 million to the DDR Markaz II Joint Venture.

(11)	Includes the merger of JDN which had an aggregate cost of $1,064.0 million, the acquisition of a shopping center in Broomfield, CO aggregating $55.5 million, and the transfer from joint ventures of the Leawood, KS and Suwannee, GA shopping centers aggregating $125.9 million, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(12)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA; Winchester, VA; Tampa, FL; Toledo, OH; Highland, IN; Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of four assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust Joint Venture, these assets are shopping centers located in Canton, OH; North Olmsted, OH; Independence, MO and St. Paul, MN.
Summary of Wholly-Owned Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Nine-Month Period Ended September 30, 2007
(In Millions)

	Nine-Month
	Period Ended		Year Ended		Year Ended		Year Ended		Year Ended
	September 30,		December 31,		December 31,		December 31,		December 31,
	2007		2006		2005		2004		2003
Acquisitions/Transfers	$5,000.6	(1)	$729.9	(4)	$350.0		$1,147.0	(8)	$1,221.7	(10)
Completed Expansions	0.0		0.0		9.3		10.3		9.7
Developments & Construction in Progress	107.0		139.6	(5)	87.5		38.9		120.1
Recurring Tenant Improvements & 3rd Party Leasing Commissions	9.0	(2)	9.1		6.8		0.6		0.6

	$5,116.6		$878.6		$453.6		$1,196.8		$1,352.1
Less: Real Estate Sales and Dispositions	($201.2	)(3)	($409.0	)(6)	($148.8	)(7)	($306.7	)(9)	($781.5	)(11)

Joint Venture Totals	$4,915.4		$469.6		$304.8		$890.1		$570.6

(1)	Includes the acquisition of an additional 73% interest in Metropole Shopping Center by Sonae Sierra Brazil BV Sarl, plus the foreign currency impact on the assets owned by Sonae Sierra Brazil BV Sarl.

(2)	The Company estimates recurring leasing capital expenditures of $11.0 million for its joint venture portfolio during 2007.

(3)	Includes the sale of seven shopping centers, with an aggregate cost of $168.0 million, previously owned by a joint venture with Kuwait Financial Centre to the DDR Domestic Retail Fund I and the sale of vacant land at the Techridge, TX shopping center (owned by RVIP VIII).

(4)	Includes the formation of Sonae Sierra Brazil BV Sarl and DDR MDT PS LLC, plus acquisitions of the Service Merchandise portfolio and properties located in Cincinnati, OH; Benton Harbor, MI and Orland, IL by joint ventures with Coventry II.

(5)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 435,061 sf shopping center and 88 acres of land in Bloomfield Hills, MI for the development of a 758,750 sf shopping center. Both of these shopping centers are being developed with Coventry II.

(6)	In addition to asset sales which had an aggregate cost of $88.9 million, the balance includes the transfer to DDR of the Service Merchandise portfolio and five assets located in Pasadena, CA; Phoenix, AZ (two properties); Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(7)	In addition to asset sales which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, OH shopping center which had an aggregate cost of $30.0 million and the sale of five outparcels at Plaza at Puente Hills, CA, which were owned by RVIP VII.

(8)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 million and $201.6 million, respectively, Macquarie DDR Trust’s acquisition of an additional $619.5 million of assets, plus the acquisition of Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(9)	In addition to asset sales which had an aggregate cost of $141.7 million, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(10)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz aggregating $735.9 million and $169.3 million, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA; Shawnee, KS; Overland Pointe, KS; Olathe, KS and Kansas City, MO which aggregated $87.7 million.

(11)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton, OH and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwannee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN; Naples, FL; Atlanta, GA; Marietta, GA; Schaumburg, IL; Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust Joint Venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.
Summary of Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Wholly Owned and Consolidated Acquisitions
for the Nine-Month Period Ended September 30, 2007

		Cost	Acquisition
Property Location	GLA(1)	(Millions)	Date	Major Tenants
IRRETI	18,050,190	$3,017.7	02/27/07	Portfolio of 222 Properties

Total	18,050,190	$3,017.7

Joint Venture Acquisitions
for the Nine-Month Period Ended September 30, 2007

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA(1)	(Millions)	Date	Percentage	Partner
DDRTC Core Retail Fund LLC	23,090,322	$2,946.8	02/27/07	15.00%	TIAA
SAU Retail Fund LLC (2)	3,016,064	$288.1	02/27/07	20.00%	Special Account-U LP
Dividend Capital Total Realty Trust	1,525,374	$158.7	05/11/07	10.00%	Dividend Capital Total Realty Trust
DDR Domestic Retail Fund 1	8,893,373	$1,468.1	06/08/07	20.00%	The Investors Group
DDR Macquarie LLC (3)	577,433	$50.4	Various	14.50%	Macquarie Bank Limited

Total	37,102,566	$4,912.1

(1)	Includes square footage not owned by the Company.

(2)	Joint venture with the State of Utah assumed through IRRETI acquisition.

(3)	Acquisition of 3 former IRRETI properties located in Florida.
Consolidated and Joint Venture Acquisitions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Wholly-Owned and Consolidated Dispositions
for the Nine-Month Period Ended September 30, 2007

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Alden, NY	67,992	$8.9	1/30/2007
Medina, NY	80,028	$7.1	1/30/2007
Niagara Falls, NY	117,014	$11.4	1/30/2007
Springville, NY	105,636	$11.5	1/30/2007
Union, SC	184,331	$5.5	1/30/2007
Murfreesboro, TN	117,697	$7.4	3/28/2007
Portfolio of 60 Assets	5,596,167	$535.1	Various

Total	6,268,865	$586.9

Joint Venture Dispositions
for the Nine-Month Period Ended September 30, 2007

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Service Merchandise locations	292,972	$27.2	Various	20.00%	Coventry II
Overland Park, KS	60,981	$8.2	6/28/2007	25.75%	Prudential Real Estate Investors

Total	353,953	$35.4

Consolidated and Joint Venture Dispositions 4.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Wholly-Owned and Consolidated Development Projects
for the Nine-Month Period Ended September 30, 2007

					Estimated
			Estimated	Estimated	Substantial
			Gross Cost	Net Cost	Completion
Projects in Progress	GLA		(Millions)	(Millions)	Date	Description	Major Tenants

Ukiah (Mendocino), CA (2)	669,406	(1)	$113.5	$101.4	2009	Community Center	To be announced
Homestead, FL	398,759	(1)	$95.2	$74.9	2008	Community Center	Kohl’s and additional retail to be announced
Miami, FL	644,999		$155.7	$142.6	2006 — 2009	Mixed-Use	Phase I which includes Target, Linens’ N Things, Circuit City, Marshalls, West Elm, PETsMART, Loehman’s and Ross Dress for Less which are open. Additional retail space to be announced will open in the 4th quarter of 2007. Phase II will be completed in 2009
Tampa (Brandon), FL	370,700	(1)	$70.7	$55.5	2009	Community Center	Outback Steakhouse, and additional retail tenants to be announced
Tampa (Wesley Chapel), FL	95,408	(1)	$17.4	$13.7	2008	Community Center	Outback Steakhouse, and additional retail tenants to be announced
Atlanta (Douglasville), GA	124,200		$22.4	$17.7	2008	Community Center	To be announced
Boise (Nampa), ID	829,975	(1)	$147.0	$136.2	2007 — 2008	Community Center	JC Penney (opened 3rd quarter 2007) and other retail tenants to be announced
Chicago (McHenry), IL	454,378	(1)	$74.3	$67.1	2007	Community Center	Bed Bath & Beyond, Office Max (opened 4th quarter 2006), Best Buy, PETsMART, Dick’s (opened 1st quarter 2007), JC Penney, Wickes Furniture, and Ulta (opened 3rd quarter 2007) and other retail tenants to be announced
Boston, MA (Seabrook, NH)	461,825	(1)	$74.5	$50.1	2009	Community Center	To be announced
Elmira (Horseheads), NY	668,619	(1)	$77.1	$49.1	2007 — 2008	Community Center	Kohl’s (opened March 2007), Circuit City (opened 3rd quarter 2007), Wal-Mart (scheduled to open 1st quarter 2008), and additional retail space to be announced
Raleigh (Apex), NC (Promenade)	87,780		$20.2	$17.9	2008	Community Center	Carrabas and additional retail space to be announced
Raleigh (Apex), NC (Beaver Creek Crossings-Phase II)	283,217		$52.3	$50.8	2009	Community Center	To be announced
San Antonio (Stone Oak), TX	665,229	(1)	$93.4	$84.5 (3)	2007	Hybrid Center	World Market, Hobby Lobby, Office Max, TJ Maxx, Kirkland’s, DSW and other retail tenants (opened 3rd quarter 2007) and Target, Chico’s, Ann Taylor Loft, Joseph Banks, Talbots, Soma, Coldwater Creek, Cold Stone Creamery, Victoria’s Secret, Chili’s and other tenants to be announced all of which will open 4th quarter 2007

Projects to Commence Construction
Guilford, CT	147,619	(1)	$43.4	$41.2	2008	Community Center	To be announced
Atlanta (Union City), GA	200,000		$47.5	$31.5	2008	Community Center	To be announced
Chicago (Grayslake), IL (4)	689,799	(1)	$144.2	$81.1	2009	Community Center	To be announced
Gulfport, MS	703,379	(1)	$91.2	$72.7	2009	Hybrid Center	To be announced
Isabela, PR (5)	290,085	(1)	$57.1	$44.7	2009	Community Center	To be announced
Austin (Kyle), TX (2)	778,415	(1)	$97.2	$60.0	2009	Community Center	To be announced
San Antonio (Shertz), TX (2)	506,639	(1)	$50.7	$26.3	2009	Community Center	To be announced
Toronto (Richmond Hill), Canada (6)	710,000		$190.7	$155.7	2011	Mixed-Use	To be announced

Wholly Owned Development Totals	9,780,431		$1,735.7	$1,374.7

(1)	Includes square footage not owned by the Company.

(2)	The asset is being developed with DBI which has a 50% interest.

(3)	Project cost does not include a $22.4 million payment to DBI to purchase its 50% interest in the project.

(4)	The asset is being developed with SKW Grayslake, LLC which has a 50% interest.

(5)	The asset is being developed with AFS Puerto Rico which has a 20% interest.

(6)	The asset is being developed with Rice Commercial Group which has a 50% interest in the project.
Consolidated and Wholly Owned Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Joint Venture Development Projects
for the Nine-Month Period Ended September 30, 2007

			DDR’s		Estimated	Estimated	DDR’s	Estimated
			Effective	Joint	Gross	Net	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Cost	Completion
Projects in Progress	GLA		Partner	Percentage	(Millions)	(Millions)	(Millions)	Date	Description	Major Tenants

Kansas City (Merriam), KS	280,516	(1)	20.0%	Coventry II	$71.0	$46.8	$9.4	2008	Community Center	To be announced.

Detroit (Bloomfield Hills), MI	882,197		10.0%	Coventry II/BP 1, LLC	$335.6	$192.5	$19.3	2008 — 2009	Lifestyle Center	Blue Point Ocean Grill, Bar Louie, BCBG, BCBG Girls, PacSun, Faro Design, Hyde Park Steakhouse, Orvis and other retail tenants and restaurants to be announced.

Dallas (Allen), TX	831,413	(1)	10.0%	Coventry II/Trademark Property Company	$207.5	$171.2	$17.1	2008	Lifestyle Center	Market Street United, P.F. Changs, Eddie Bauer, Francesca’s Collection, Origins, Ann Taylor Loft, Borders, Brio, Devon Seafood Grill, Jos. A. Bank, Mi Cocina, Wachovia, Sweet and Sassy and other retail tenants and restaurants to be announced.

Manaus, Brazil	477,630		47.2%	Sonae Sierra	$95.7	$82.6	$39.0	2009	Enclosed Mall	To be announced.

Projects to Commence Construction
Uberlandia, Brazil	350,000		47.2%	Sonae Sierra	$69.9	$60.2	$28.4	2009	Enclosed Mall	To be announced.

Joint Venture Development Totals	2,821,756				$779.7	$553.3	$113.1

Notes:

(1)	Includes square footage which will not be owned by the Company.
Joint Venture Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Development Assets Placed in Service
as of September 30, 2007

		Joint Venture Assets
	Wholly-Owned and		DDR’s
	Consolidated		Proportionate
	Assets	Total	Share
Date	(Millions)	(Millions)	(Millions)
As of December 31, 2006	$47.0	$0.0	$0.0
1st Quarter 2007	$75.2	$0.0	$0.0
2nd Quarter 2007	$0.0	$0.0	$0.0
3rd Quarter 2007	$27.3	$0.0	$0.0
4th Quarter 2007	$57.3	$4.0	$0.4
Projected Thereafter	$1,167.9	$549.3	$112.7

Total	$1,374.7	$553.3	$113.1

Development Funding Schedule
as of September 30, 2007

		Joint Venture Funding
	Wholly-Owned and	DDR’s	JV Partners’	Proceeds from
	Consolidated	Proportionate	Proportionate	Construction	Total
	Funding	Share	Share	Loans	JV Funding
	(Millions)	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of September 30, 2007	$623.1	$22.2	$71.1	$91.5	$184.8
Projected Net Funding During 2007	$107.2	11.5	18.2	17.7	$47.4
Projected Net Funding Thereafter	$644.4	57.5	81.1	182.5	$321.1

Total	$1,374.7	$91.2	$170.4	$291.7	$553.3

Consolidated and Joint Venture Development Delivery and Funding Schedules     4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Significant Wholly-Owned and Consolidated
Expansion and Redevelopment Projects
for the Nine-Month Period Ended September 30, 2007

Projects Completed

Hamilton, NJ	Expansion of the shopping center to construct a 18,000 sf Old Navy (opened 8/07) and 4,500 sf Bombay Company.

Ft. Union, UT	Demise of former Mervyns to accommodate 30,548 sf Ross Dress for Less (opened 10/06), 16,975 sf DSW (opened 11/06), 23,400 sf Michael’s (opened 3/07) and retail shops.

Total Gross Cost (Millions)	$32.9

Total Net Cost (Millions)	$32.9

Projects in Progress

Miami (Plantation), FL	Redevelopment of shopping center to include Kohl’s and other junior anchor tenants.

Chesterfield, MI	Sportsman Warehouse, Dollar Galaxy (opened 8/07) and 20,300 sf of small shop retail and additional retail space to be announced.

Olean, NY	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Fayetteville, NC	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Akron (Stow), OH	Recapture 116,000 sf Kmart and release to junior anchor stores. Create outparcels.

Dayton (Huber Hts.), OH	Expansion of the shopping center to construct a 45,000 sf junior anchor.

Total Gross Cost (Millions)	$117.4

Total Net Cost (Millions)	$114.6

Projects to Commence Construction

Hatillo, PR	Expansion of the shopping center to accommodate a 21,000 sf junior anchor.

San Juan (Bayamon), PR (Plaza Del Sol)	144,000 sf expansion of the mall to accommodate two junior anchors and additional shop space.

Dallas (McKinney), TX	Construction of 87,757 sf retail shops and outparcels.
Wholly-Owned Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Significant Joint Venture Expansion and Redevelopment Projects
for the Nine-Month Period Ended September 30, 2007

	DDR’s	Joint
	Ownership	Venture
Projects in Progress	Percentage	Partner	Description

Phoenix, AZ	20.00%	Coventry II	Relocation of several existing mall tenants to accommodate a new JC Penney, the relocation of Harkins Theatre (both opened 3rd quarter 2007) for a new Super Target (opened 10/07) as well as several new junior anchors and other retail tenants to be announced.
Buena Park, CA	20.00%	Coventry II	Construction of Steve and Barry’s (opened 2/06), 24 Hour Fitness (opened 3rd quarter 2007) and redevelopment of the lower level of the mall for several tenants to be announced.
Los Angeles (Lancaster), CA	21.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.
Chicago (Deer Park), IL	25.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed, which was sold to Grace Community, retenanting of vacant shop space with a 23,000 sf Crate & Barrel (opened 8/07), and construction of a 13,500 sf multi-tenant outparcel building.
Benton Harbor, MI	20.00%	Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PETsMART (scheduled to open 4th quarter 2007) and additional retail tenants to be announced.
Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PETsMART (opened 7/05), Old Navy (opened 9/05), Steve and Barry’s (opened 11/06), Staples (scheduled to open 2nd quarter 2008) and additional mid-size anchors and other retail tenants to be announced.
Cincinnati, OH	18.00%	Coventry II/ Thor Equities	Redevelopment of the former JC Penney store to include Ethan Allen and several other new retail tenants and restaurants to be announced.

Total Gross Cost (Millions)	$577.1 (1)

Total Net Cost (Millions)	$549.0 (1)

Projects to Commence

Seattle (Kirkland), WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, a theater, small shops and restaurants to be announced.
Sao Paulo (Sao Bernardo de Campo), Brazil	47.20%	Sonae Sierra	Expansion and renovation of existing mall to accommodate theater tenant and redesign of the food court.

Notes:

(1)	Total Cost includes the acquisition costs for the Coventry II redevelopments.
Joint Venture Expansions and Redevelopments      4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2007
Company Features

743	Shopping Centers and Interests in Retail Assets

12	Managed Shopping Centers

45	States
(Plus Puerto Rico, Brazil, Russia and Canada)

117	Million Sq. Ft. Owned (1)

161	Million Sq. Ft. Owned and Managed (1) (2)

95.9%	Core Portfolio % Leased (3)

788	Total Employees

(1)	Assumes 100% ownership of Joint Venture assets. Based on actual pro rata ownership of Joint Venture assets and excluding developments in process and scheduled to commence in 2007, total owned GLA was 68.2 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.

(3)	Including the Mervyns, Brazil and Inland assets, the total portfolio was 95.9% leased.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2007
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2007
Average Annualized Base Rental Rates PSF

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space
Sep. 30, 2007	664	$12.58	$18.92
Dec. 31, 2006	371	$11.75	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2007
Lease Expirations by Year as of September 30, 2007

		Anchor Base Rent				Shop Space Base Rent
		Revenues				Revenues
Year	Leases	($M)	Avg. PSF	% of Revenue	Leases	($M)	Avg. PSF	% of Revenue

2007	11	$3.0	$9.71	0.5%	824	$34.6	$20.84	5.7%
2008	61	$15.6	$6.99	2.4%	1,602	$74.8	$17.12	12.4%
2009	94	$28.1	$7.96	4.3%	1,718	$83.9	$17.37	13.9%
2010	125	$40.4	$8.56	6.1%	1,551	$82.0	$18.11	13.6%
2011	162	$56.4	$10.22	8.6%	1,597	$96.2	$19.73	15.9%
2012	163	$58.6	$8.99	8.9%	1,226	$80.9	$19.95	13.4%
2013	126	$45.1	$9.30	6.9%	384	$33.8	$17.75	5.6%
2014	134	$51.8	$9.84	7.9%	232	$21.3	$18.38	3.5%
2015	102	$47.2	$9.34	7.2%	219	$21.5	$18.78	3.6%
2016	113	$51.1	$9.56	7.8%	202	$21.1	$20.30	3.5%

2007 - 2016 Subtotal	1,091	$397.3	$9.17	60.4%	9,555	$550.1	$18.70	91.0%

Total Rent Roll	1,509	$658.2	$9.58	100.0%	9,925	$604.6	$18.74	100.0%
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2007
Largest Tenants by Owned and Managed GLA (1)

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	106	16.3	46	6.8	60	9.5
2. Target	65	7.8	10	1.3	55	6.5
3. Lowe’s Home Improvement	42	5.4	22	2.8	20	2.6
4. Home Depot	41	4.5	13	1.4	28	3.1
5. Kohl’s	44	3.6	37	3.2	7	0.4
6. T.J. Maxx / Marshalls	96	3.2	96	3.2	0	0.0
7. Mervyns	39	3.1	39	3.0	0	0.1
8. Kmart / Sears	32	2.7	30	2.3	2	0.4
9. Publix Supermarkets	56	2.5	56	2.5	0	0.0
10. PetSmart	103	2.4	102	2.3	1	0.1

(1)	Does not include developments in process.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the nine months ended September 30, 2007
Largest Tenants by GLA and Base Rental Revenues (1) (2)

		% of
	Owned	Total	Credit Ratings		Base Rental	% of Total	Credit Ratings
Major Tenant (units)	GLA	GLA	(S&P/Moody’s)	Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1. Wal-Mart / Sam’s Club (46)	5.0	7.4%	AA / Aa2	1. Wal-Mart / Sam’s Club (46)	$32.1	4.4%	AA / Aa2
2. Lowe’s Home Improvement (22)	2.2	3.3%	A+ / A2	2. PETsMART (102)	$14.3	2.0%	BB / Ba2
3. Kmart / Sears (30)	1.8	2.7%	BBB / Ba1	3. Lowe’s Home Improvement (22)	$14.2	2.0%	A+ / A2
4. T.J. Maxx /Marshall’s (96)	1.6	2.3%	A / A3	4. T.J. Maxx /Marshalls (96)	$13.8	1.9%	A / A3
5. Mervyns (39)	1.5	2.2%	NR / NR	5. Bed Bath & Beyond (60)	$11.8	1.6%	BBB / NR
6. Kohl’s (37)	1.4	2.1%	BBB+ / A3	6. Circuit City (41)	$11.1	1.5%	NR / NR
7. PETsMART (102)	1.1	1.7%	BB / Ba2	7. Tops Markets (29)	$10.2	1.4%	BB+ / Ba1
8. Home Depot (13)	1.0	1.6%	BBB+ / Aa3	8. Kohl’s (37)	$9.8	1.4%	BBB+ / A3
9. Kroger (39)	1.0	1.5%	BBB- / Baa2	9. Michael’s (74)	$9.8	1.3%	B- / B2
10. Target (10)	1.0	1.5%	A+ / A1	10. Eckerd Drug (40)	$9.8	1.3%	NR / NR

Subtotal 1-10	17.6	26.4%		Subtotal 1-10	$136.8	18.8%

Total Portfolio	66.8	100.0%		Total Portfolio	$726.5	100.0%

(1)	Does not include developments in process.

(2)	Based on pro rata ownership of Joint Venture properties.
Portfolio Summary 5.0

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

Summary of Consolidated Debt
as of September 30, 2007

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:

Unsecured Credit Facilities:
$1.2 Billion Revolving Credit Facility		$625,000	(2)	06/10	5.814
$60 Million Revolving Credit Facility		0		06/10	NA

Secured Credit Facility:
$550 Million Term Loan		550,000	(3)	02/11	5.713

Total Term and Credit Facility Debt		1,175,000

PUBLIC DEBT:
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,991		01/08	6.625
Medium Term Notes	F	274,695		01/09	3.875
Medium Term Notes	F	199,800		05/10	5.000
Medium Term Notes	F	299,809		07/10	4.625
Medium Term Notes	F	249,461		04/11	5.250
Convertible Notes	F	250,000	(4)	08/11	3.500
Convertible Notes	F	600,000	(5)	03/12	3.000
Medium Term Notes	F	348,790		10/12	5.375
Medium Term Notes	F	199,457		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,624,003

MORTGAGE DEBT:
Route 22 Retail SC, Union, NJ	F	10,660		01/08	7.490
440 Commons, Jersey City, NJ	F	9,875		02/08	4.510
Tupelo, MS	F	10,932		03/08	4.410
Jacksonville, FL	F	6,273		03/08	4.410
Solon, OH	F	15,144		03/08	4.410
N. Charleston, SC	F	10,843		03/08	4.410
Walker, MI	F	7,975		03/08	4.410
Mt. Pleasant, SC	F	7,348		03/08	4.410
Meridian, ID	F	23,746		03/08	4.410
Birmingham, AL	F	25,718		03/08	4.410
Wilmington, NC	F	19,714		03/08	4.410
Durham, NC	F	6,721		03/08	4.410
DDR MDT MV, LLC	V	45,923	(6)	10/08	5.844
Glenmark Ctr, Morgantown, WV	F	7,000		10/08	4.775
Bi-Lo — Shelmore, Mt Pleasant, SC	F	6,350		10/08	4.775
Loisdale Center, Springfield, VA	F	15,950		12/08	4.580
Cascade Marketplace, Sterling, VA	F	9,240		12/08	4.510
Kyle, TX	V	19,920	(7)	12/08	6.624
Schertz, TX	V	6,480	(7)	01/09	6.624
Silver Springs, MD (Tech 29-1)	F	6,416		02/09	7.330
Middletown Village, Middletown, RI	F	10,000		02/09	4.531
Summary of Consolidated Debt      6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Consolidated Debt
as of September 30, 2007 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Abernathy Square, Atlanta, GA	F	$13,392		03/09	6.285
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Leawood, KS	F	48,157		07/09	7.310
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
Martinsville, VA	F	19,257		12/09	8.460
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley — Phoenix, AZ	F	17,021		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	212,550	(6)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,606		11/10	7.920
Big Flats, NY (Big Flats I)	F	7,068		12/10	8.011
Plattsburgh, NY	F	6,901		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Erie, PA	F	24,789		04/11	6.884
Erie, PA	F	2,862		04/11	6.884
Boardman, OH	F	25,746		04/11	6.884
St. Louis, MO (Sunset)	F	33,376		04/11	6.884
St. Louis, MO (Brentwood)	F	24,789		04/11	6.884
Denver, CO (Centennial)	F	37,187		04/11	6.884
Indian Train, NC (Union TC Ph I)	F	6,760		10/11	7.000
Gates, NY (Westgate)	F	24,214		10/11	7.240
Ashtabula, OH	F	6,732		12/11	7.000
Phoenix, AZ (Paradise Valley)	F	30,000	(8)	03/12	5.385
Denver, CO (Univ Hills)	F	27,350		07/12	7.300
St. Louis, MO (Gravois)	F	892		07/12	8.625
N. Charleston, SC	F	10,303		07/12	7.370
Cortez Plaza, Bradenton, FL	F	12,784		07/12	7.150
Duvall Village, Bowie, MD	F	8,681		10/12	7.040
Walgreen’s — Rockford, IL	F	3,223		11/12	4.863
Walgreen’s — Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s — Livonia, MI	F	2,477		11/12	4.863
Mooresville, NC	F	23,266		12/12	6.930
Big Flats, NY (Big Flats IV)	F	914		01/13	7.600
Summary of Consolidated Debt     6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Consolidated Debt
as of September 30, 2007 (con’t)

		Mortgage	Maturity	Interest
		Balance(000’s)	Date	Rate (1)
Big Flats, NY (Big Flats II & III)	F	$3,572	01/13	8.010
Buffalo, NY (Delaware Commons)	F	896	01/13	6.960
Walgreen’s — Oshkosh, WI	F	2,817	02/13	4.863
Walgreen’s — Westland, MI	F	2,625	03/13	4.863
Victor, NY (Victor Square)	F	6,429	04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	46,458	05/13	6.990
Beachwood, OH	F	2,897	07/13	7.640
W. Long Branch, NJ (Monmouth)	F	11,625	07/13	8.570
Englewood, FL (Rotonda)	F	1,663	07/13	5.800
Reno, NV	V	3,416	02/15	9.000
Olean, NY	F	4,145	07/15	8.995
Mays Landing, NJ (Hamilton)	F	13,084	09/15	4.700
Columbus, OH (Consumer II West)	F	13,178	11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	10,937	11/15	7.850
Lockport, NY (Wal-Mart/Tops)	F	11,389	01/16	8.000
Merriam, KS (TIF)	F	5,975	02/16	6.900
Rome, NY (Freedom)	F	3,963	09/16	7.850
Amherst, NY (Tops Transit + French)	F	4,658	12/16	7.680
Cheektowaga, NY (Wal-Mart Thruway)	F	4,463	10/17	6.780
Ithaca, NY	F	17,433	01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	12,256	07/18	5.670
Niskayuna, NY (Mohawk)	F	22,662	12/18	5.750
Henderson, TN	F	8,260	01/19	7.660
Spring Hill, FL	F	4,802	09/19	9.750
Cedar Rapids, IA	F	9,124	01/20	9.375
Plainville, CT	F	6,845	04/21	7.125
Allentown, PA	F	16,847	07/21	6.950
Bayamon, PR (Rio Hondo)	F	55,053	05/28	7.180
San Juan, PR (Senorial Plaza)	F	14,296	05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,613	05/28	7.180
Arecibo, PR (Atlantico)	F	14,385	05/28	7.180

Total Mortgage Debt		1,405,143

Total Consolidated Debt		$5,204,146

				Wtd. Avg.
			Wtd. Avg. Maturity	Interest Rate

Fixed Rate		$4,553,407	4.14 years	5.1%
Variable Rate		$650,739	2.57 years	5.9%

		$5,204,146	3.94 years	5.2%

Summary of Consolidated Debt     6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Consolidated Debt
as of September 30, 2007 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount	First Call Date
Class G - 8.0%	$180,000	March 28, 2008
Class H - 7.375%	$205,000	July 28, 2008
Class I - 7.5%	$170,000	May 7, 2009
Notes:
F — Fixed Rate Debt            V — Variable Rate Debt
1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2007 deferred finance cost amortization of approximately $10.2 million, net is offset by approximately $7.8 million of annualized fair market value adjustments in 2007.

2.	The LIBOR rate on $100 million of the $1.2 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via an interest rate swap. The spread on this $100 million borrowing was 0.476 % at September 30, 2007 resulting in a fixed rate of 5.418% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.85% until June 28, 2010. Secured term loan debt of $100 million has been converted to a fixed rate of 5.63%. Secured term loan debt of $50 million has been converted to a fixed rate of 5.66%, and $50 million has been converted to a fixed rate of 5.67% until October 18, 2009. Secured term loan debt of $100 million has been converted to a fixed rate of 5.515% until February 20, 2012. The weighted average rate of all tranches, reflecting the rates fixed by interest rate swaps is 5.713%.

4.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $65.11 per share, however, this conversion price has been increased to $74.41 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

5.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.75 per share however, this conversion price has been increased to $87.21 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

6.	The company’s 50% Joint Venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.

7.	The company’s 50% Joint Venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

8.	The company’s 67% Joint Venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.
Summary of Consolidated Debt     6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

Summary of Joint Venture Debt
as of September 30, 2007

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III B
Deer Park, IL	F	$60,000		10/11	5.590

RVIP VII	V	72,120	(1)	04/08	Libor + 95

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,488		05/17	7.630
Tonawanda, NY	F	4,899		06/21	7.660

DDRA Community Centers Five	F	280,000	(2)	08/10	5.295

Lennox Town Center Limited	F	1,000		06/17	6.440
Columbus, OH	F	26,000		06/17	5.640

Sun Center Limited	F	6,020		05/11	5.420
Columbus, OH	F	13,590		04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,749		08/08	Libor + 175

DDR Markaz II	F	150,480	(3)	11/14	5.147

Coventry II DDR Bloomfield	V	48,000		12/07	Libor + 110

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000		12/07	Libor + 95

Coventry II DDR Marley Creek	V	10,750		07/10	Libor + 125

Coventry II DDR Merriam Village	V	18,539		06/08	Libor + 150

Coventry II DDR Montgomery Farm	V	25,000		07/10	Libor + 150

Coventry II DDR Phoenix Spectrum	V	46,000		01/09	Libor + 70

Coventry II DDR SM	V	84,725		01/08	Libor + 70
	V	32,695		01/08	Libor + 195.7

Coventry II DDR Totem Lakes	V	21,000		12/07	Libor + 110

Coventry II DDR Tri County	F	156,931		02/15	5.655
	F	11,919		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	19,845		07/09	Libor + 125
Summary of Joint Venture Debt     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

Summary of Joint Venture Debt
as of September 30, 2007 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC	F	$736,559	(4)	03/17	5.4475
DDRTC Holdings Pool 3, LLC	F	555,034	(5)	03/12	5.480
DDRTC Holdings Pool 5, LLC	V	197,300	(6)	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700		05/09	4.372
Aiken Exchange	F	7,350		05/09	4.372
Oak Summit	F	8,200		06/09	4.272
Wytheville Commons	F	5,590		06/09	4.302
Heritage Pavilion	F	21,500		07/09	4.460
Columbiana Station	F	25,900		05/10	4.040
Warwick Center	F	16,939		06/10	4.130
Fayette Pavilion I & II	F	53,250		07/10	5.620
North Hill Commons	F	2,475		11/10	5.240
Cox Creek Shopping Center	F	14,464		03/12	7.090
Cypress Trace	F	16,000		04/12	5.000
Waterfront Marketplace	F	29,568		08/12	6.350
Waterfront Town Center	F	38,954		08/12	6.350
Creeks at Virginia Center	F	26,289		08/12	6.370
Willoughby Hills Shopping Center	F	14,480		06/18	6.980

Inland SAU Retail Fund, LLC
Blockbuster	F	993		10/10	4.890
Cascade Crossing	F	4,954		10/10	4.890
Hickory Flat Village	F	8,689		10/10	4.890
Flat Shoals Crossing	F	6,063		10/10	4.760
Deshon Plaza	F	6,038		10/10	4.760
Shops at John’s Creek	F	2,762		10/10	4.890
Waynesboro Commons	F	3,178		10/10	4.890
Brookhaven	F	10,397		12/10	4.890
Lewandowski Commons	F	12,465		03/11	5.770
South Square	F	12,597		10/12	5.060
North Hampton Market (Phase I & II)	F	10,501		10/12	5.080
The Point	F	15,800		10/12	5.640
Oakland Market Place	F	3,560		10/12	5.040
Crossroads Square	F	4,869		12/12	5.310
Cascade Corners	F	3,979		12/12	5.420
Hilander Village	F	9,404		12/12	5.410
Glenlake Plaza	F	8,234		12/12	5.440
Broadmoor Plaza	F	11,048		12/12	5.440
Milan Plaza	F	2,161		12/12	5.490
West Towne Commons	F	4,797		12/12	5.440
American Way	F	6,662		12/12	5.440
Kroger Junction	F	3,827		12/12	5.440
Kroger Plaza	F	1,806		12/12	5.440
Willowbrook Commons	F	6,998		03/13	5.410
Shoppes at Wendover II	F	14,382		04/13	5.060
Harper Hill Commons	F	10,350		04/13	5.790
Plaza at Carolina Forest	F	14,203		05/13	5.970
Alexander Pointe	F	5,129		08/13	5.920
Patterson Place	F	20,338		12/13	5.670
Summary of Joint Venture Debt     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

Summary of Joint Venture Debt
as of September 30, 2007 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
DDR Domestic Retail Fund I
DDR Domestic Retail Fund I	F	$885,000	(7)	07/17	5.600
Paradise Promenade, Davie, FL	F	6,400		06/09	4.322
Village Ctr, Racine, WI	F	13,200		04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075		06/10	4.685
Southampton Village, Tyrone, GA	F	6,700		05/11	4.663
Village Center Outlot, Racine, WI	F	2,070		07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250		08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628		12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000		12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355		01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155		12/12	5.001
Hilliard Rome, Columbus, OH	F	11,265		01/13	5.870
Boynton Beach, FL (Meadows Square)	F	3,571		07/13	6.720

TRT DDR Holdings I LLC	F	110,000	(8)	05/17	5.510

DDR MDT PS, LLC	F	86,000	(9)	07/13	6.004

DDR Macquarie (10)
$305 Million Revolving Credit Facility	V	229,900	(11)	04/10	Libor + 40
	F	9,100	(11)	04/10	3.938
	F	20,000	(11)	04/10	4.360

Secured Portfolio Financing	F	290,500	(12)	12/08	4.225
	V	50,000	(12)	12/08	Libor + 130
	F	165,250	(13)	06/09	4.180
	V	7,660	(13)	06/08	Libor + 84

BJ’s Clarence	F	4,574		03/22	7.070
Joann Transit	F	2,660		08/13	6.250
New Hartford Consumer Square	F	32,789		11/18	5.750
Birmingham, AL (Riverchase)	F	7,661		01/13	5.500

DDR Macquarie Longhorn Holdings	F	85,000	(14)	01/12	4.910

DDR Macquarie Longhorn Holdings II	F	157,250	(15)	04/10	4.822
	V	3,570	(15)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	$39,300	(16)	04/10	5.098

Total		$5,525,724

				Wtd. Avg.	Wtd. Avg.
				Maturity	Interest Rate

Total Joint Venture Debt:
Fixed Rate		$4,518,515		6.14 years	5.3%
Variable Rate		$1,007,208		1.61 years	6.0%

		$5,525,724		5.31 years	5.5%

DDR’s Proportionate Share:
Fixed Rate		$860,927
Variable Rate		$168,365

		$1,029,292

Summary of Joint Venture Debt     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Notes:

(1) Encumbers two shopping center properties located in California.

(2) Encumbers five shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR

(3) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(4) Encumbers twenty five shopping center properties as follows:
Anderson Central (Anderson, SC)		Barrett Pavilion (Kennesaw, GA)
Boynton Commons (Boynton Beach, FL)		City Crossing (Warner Robins, GA)
Fayette Pavilion III & IV (Fayetteville, GA)		Gateway Market Center (St. Petersburg, FL)
Gateway Plaza (Jacksonville, NC)		Hiram Pavilion (Hiram, GA)
Marketplace at Mill Creek (Buford, GA)		Overlook at King of Prussia (King of Prussia, PA)
Sand Lake Corners (Orlando, FL)		Paradise Place (West Palm Beach, FL)
Stonecrest Marketplace (Lithonia, GA)		Pleasant Hill (Duluth, GA)
Universal Plaza (Lauderhill, FL)		River Ridge (Birmingham, AL)
Venture Pointe (Duluth, GA)		Sarasota Pavilion (Sarasota, FL)
Ward’s Crossing (Lynchburg, VA)		Sycamore Commons (Matthews, NC)
Winslow Bay Commons (Mooresville, NC)		Bartow Marketplace (Cartersville, GA)
Woodstock Square (Woodstock, GA)		Columbiana Station II (Columbia, SC)
Market Place (Ft. Myers, FL)

(5) Encumbers seventeen shopping center properties as follows:
Bellevue Place (Nashville, TN)		Village Crossing (Skokie, IL)
Capital Plaza (Wake Forest, NC)		Birkdale Village Retail & Apts (Huntersville, NC)
Carlisle Commons (Carlisle, PA)		CompUSA Retail Center (Newport News, VA)
Chesterfield Crossings (Richmond, VA)		Douglasville Pavilion (Douglasville, GA)
Commonwealth Center II (Richmond, VA)		Stonebridge Square (Roswell, GA)
Costco Plaza (White Marsh, MD)		Town & Country (Knoxville, TN)
Naugatuck Valley Shopping Center (Waterbury, CT)		Turkey Creek I (Knoxville, TN)
Newnan Pavilion (Newnan, GA)		Walks at Highwood Preserve I (Tampa, FL)
Suwannee Crossroads (Suwannee, GA)

(6) Encumbers twelve shopping center properties as follows:
Westside Centre (Huntsville, AL)		Chatham Crossing (Siler City, NC)
McFarland Plaza (Tuscaloosa, AL)		Southern Pines Marketplace (Southern Pines, NC)
Circuit City Plaza (Orlando, FL)		Alexander Place (Raleigh, NC)
Shoppes at Lake Mary (Lake Mary, FL)		Target Center (Columbia, SC)
Eisenhower Crossing I & II (Macon, GA)		Hillsboro Square (Deerfield Beach, FL)
Southlake Pavilion (Morrow, GA)
Goody’s Shopping Center (Augusta, GA)

(7) Encumbers fifty two shopping center properties as follows:
Aberdeen Square (Boynton Beach, FL)		Harundale Plaza (Glen Burnie, MD)
Creekwood Crossing (Bradenton, FL)		Largo Town Center (Upper Marlboro, MD)
Northlake Commons (Palm Beach Gardens, FL)		Fayetteville Pavilion (Fayetteville, NC)
Riverstone Plaza (Canton, GA)		Crossroads Plaza (Philadelphia, PA)
Casselberry Commons (Casselberry, FL)		Village Square at Golf (Boynton Beach, FL)
Bardmoor Shopping Center (Largo, FL)		Lakewood Ranch (Bradenton, FL)
Melbourne Shopping Center (Melbourne, FL)		Crystal Springs Shopping Center (Crystal River, FL)
West Oaks Towne Center (Orlando, FL)		Sheridan Square (Dania, FL)
Skyview Plaza (Orlando, FL)		Shoppes at Paradise Pointe (Fort Walton Beach, FL)
Midway Plaza (Tamarac, FL)		Citrus Hills (Hernando, FL)
Shoppes at New Tampa (Wesley Chapel, FL)		Paraiso Plaza (Hialeah, FL)
Market Square (Douglasville, GA)		Plaza Del Paraiso (Miami, FL)
Riverdale Shops (West Springfield, MA)		River Run (Miramar, FL)
Summary of Joint Venture Debt     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007

Notes: (con’t)

(7) Encumbers fifty two shopping center properties as follows: (con’t)
Countryside (Naples, FL)		Meadowmont Village Center (Chapel Hill, NC)
Shoppes of Golden Acres (New Port Richey, FL)		Clayton Corners (Clayton, NC)
Conway Plaza (Orlando, FL)		Sexton Commons (Fuquay Varina, NC)
Chickasaw Trails Shopping Center (Orlando, FL)		Rosedale Shopping Center (Huntersville, NC)
Flamingo Falls (Pembroke Pines, FL)		Shops at Oliver’s Crossing (Winston-Salem, NC)
Killearn Shopping Center (Tallahassee, FL)		Cofer Crossing (Tucker, GA)
Southwood Plantation (Tallahassee, FL)		Oviedo Park Crossing (Oviedo, FL)
Shoppes of Lithia (Valrico, FL)		Hilltop Plaza (Richmond, CA)
Sharon Greens (Cumming, GA)		Springfield Commons (Toledo, OH)
Hairston Crossing (Decatur, GA)		Derby Square (Grove City, OH)
Shoppes of Ellenwood (Ellenwood, GA)		North Pointe Plaza (Tampa, FL)
Clearwater Crossing (Flowery Branch, GA)		Highland Grove (Highland, IN)
Shoppes at Lake Dow (McDonough, GA)		Apple Blossom Corners (Winchester, VA)

(8) Encumbers three shopping center properties as follows:
Centerton Square (Mt. Laurel, NJ)		Beaver Creek Commons (Apex, NC)
Mt. Nebo Pointe (Pittsburgh, PA)

(9) Encumbers seven shopping center properties as follows:
Shops at Turner Hill (Lithonia, GA)		McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)		Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)		Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(10) The company’s 50% Joint Venture associated with the Mervyns Portfolio acquisition is not reflected below as it is consolidated within DDR’s accounts pursuant to FIN 46.

(11) Encumbers ten shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH
Brentwood, TN	Monaca, PA	Coon Rapids, MN
Merriam, KS	Plant City, FL	Winter Park, FL
Apopka, FL

(12) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(13) Encumbers eight shopping center properties as follows:
Clarence, NY	Fayetteville, AR	Nashville, TN
Cheektowaga, NY	Erie, PA	Ashville, NC
Batavia, NY	Murfreesboro, TN

(14) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)		Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)		Lakepointe Crossing (Lewisville, TX)

(15) Encumbers seven shopping center properties as follows:
Plainville Commons (Plainville, CT)		Shoppers World of Brookfield (Brookfield, WI)
Riverdale Village (Coon Rapids, MN)		Brown Deer Center (Brown Deer, WI)
Brandon Village (Brandon, FL)		Brown Deer Marketplace (Brown Deer, WI)
Brandon Plaza (Brandon, FL)

(16) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)		Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)

Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt     6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities
as of September 30, 2007
(000’s)

	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	Thereafter	Total
CONSOLIDATED DEBT

Property Mortgages	$7,625	$267,308	$144,586	$382,662	$202,481	$117,254	$85,313	$19,409	$29,676	$20,468	$101,960	$1,378,743

Construction Loans	0	19,920	6,480	0	0	0	0	0	0	0	0	26,400

Public Debt	2,000	99,991	274,695	499,609	499,461	948,790	0	0	199,457	0	100,000	2,624,003

Subtotal	9,625	387,219	425,761	882,271	701,942	1,066,044	85,313	19,409	229,133	20,468	201,960	4,029,146

Revolving Credit Facilities & Term Loans (1)	0	0	0	625,000	550,000	0	0	0	0	0	0	1,175,000

Total Consolidated Debt	$9,625	$387,219	$425,761	$1,507,271	$1,251,942	$1,066,044	$85,313	$19,409	$229,133	$20,468	$201,960	$5,204,146

JOINT VENTURE DEBT

Total JV Debt	$87,955	$605,031	$316,628	$1,210,073	$149,265	$852,618	$184,089	$159,910	$157,970	$7,369	$1,794,814	$5,525,724

DDR’s Proportionate Share	12,715	103,696	51,353	282,361	49,391	133,010	18,799	31,533	28,156	1,029	317,248	1,029,292

Total Consolidated Debt & Proportionate Share JV Debt	$22,341	$490,916	$477,114	$1,789,632	$1,301,334	$1,199,053	$104,112	$50,942	$257,289	$21,497	$519,208	$6,233,438

Notes:

(1)	Balance at September 30, 2007 on credit facilities, bridge and term loan. The $1.2 billion JPMorgan Chase facility has one one-year extension option to 2011. The $550 million Key Bank term loan has one one-year extension option to 2012. The $60 million National City Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3

Developers Diversified Realty
Quarterly Financial Supplement
For the nine-months ended September 30, 2007
Investor Information
Research Coverage

Banc of America Securities
Christine McElroy	(212) 847-5658

Citigroup Smith Barney
Jonathan Litt	(212) 816-0231
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(415) 617-4221

Goldman Sachs
Jay Habermann	(917) 343-4260

Green Street Advisors
Jim Sullivan	(949) 640-8780
Nick Vedder	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

Lehman Brothers
David Harris	(212) 526-1790
David Toti	(212) 526-2002

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689
Greg Stuart	(212) 622-5390

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Mick Chiang	(212) 761-6385

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Jeff Spector	(212) 713-6144
Lindsay Schroll	(212) 713-3402

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Robert Laquaglia	(617) 603-4280
Corporate Headquarters
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500
Website: www.ddr.com
Investor Relations
Michelle M. Dawson
Phone: (216) 755-5455
Email: mdawson@ddr.com